Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of
1934

Filed by the Registrant [X]
Filed by a party other than the Registrant [   ]

Check the appropriate box:

[X]  Preliminary proxy statement
[ ]  Definitive proxy statement
[ ]  Definitive additional materials
[ ]  Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

Smith Barney World Funds, Inc.
(Name of Registrant as Specified in its Charter)

Nancy W. Le Donne
Name of Person Filing Proxy Statement

Payment of Filing Fee (Check appropriate box):
[X]	No fee required
[   ]	Fee computed on table below per Exchange Act Rules 14a-
6(i)(4) and 0-11.

(1)	Title of each class of securities to which the transaction
applies:

(2)	Aggregate number of securities to which transactions
applies:

(3)	Per unit price or other underlying value of transaction
computed pursuant to Exchange Act Rule 0-11:1

(4)	Proposed maximum aggregate value of transaction:


[   ] Check box if any part of the fee is offset as provided by
Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the
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(1) Amount previously paid:

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(4) Date filed:

Dear Fellow Shareholder:

  As an investor in Smith Barney World Funds, Inc. (the "Fund"), you are cordially invited to attend a special shareholder meeting(s) to be held at 388 Greenwich Street, New York, New York 10013 on Monday March 30, 1998 at the time(s) specified in the attached Notice of Special Meeting. Shareholder meetings are held by mutual fund companies periodically as issues arise requiring shareholder approval. This meeting is being held to (i) elect Directors, (ii) propose changes to certain specific investment policies currently in effect, (iii) amend the terms of the plan of distribution adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940 with respect to Class A shareholders only, and (iv) approve a Subadvisory Agreement with Smith Barney Global Capital Management, Inc. (with respect to the International Balanced Portfolio only).

  Enclosed for your review is a joint proxy statement that describes the proposals that will be submitted to shareholders for approval at the meeting. Note that not all of the proposals relate to each Portfolio. However, because many of our shareholders own shares of more than one Portfolio, a joint proxy statement is being sent to you to reduce the preparation, printing, handling and postage expenses that would be incurred if we sent out separate proxy statements for each Portfolio.

  Please refer to page 4 of the proxy statement for a list of the proposals that are applicable to your Portfolio.

PROPOSAL 1. ELECT THE FUND'S BOARD OF DIRECTORS

  Proposal One asks that you elect the Board of Directors of the Fund. The page following Proposal One provides a brief description of each nominee's background and current status with the Fund.

  The Board of the Fund recommends that you vote "FOR" the election of nominees to the Board.

PROPOSAL 2. APPROVE PROPOSED CHANGES TO THE PORTFOLIOS' FUNDAMENTAL INVESTMENT POLICIES

  Every mutual fund has certain specific investment policies that can only be changed with the approval of the fund's shareholders. Such policies are often referred to as "fundamental" investment policies. Proposal Two asks that you approve certain changes to the fundamental investment policies of the Fund's Portfolios in light of various regulatory, business and industry developments that have occurred since the original adoption of these policies by the Fund. The three principal objectives of this proposal are:

    i) To simplify the Portfolios' investment policies to make them consistent with the investment companies distributed by Smith Barney.

    ii) To eliminate or make non-fundamental certain investment policies that are no longer required by law to be fundamental. Once an investment policy has become "non-fundamental," the Fund's Board of Directors would have to approve any changes to such policy. Giving the Board the flexibility to make changes in non-fundamental policies without the expense of obtaining shareholder approval each time a change is desired will save the Portfolio money, and will make it easier for the Portfolio's portfolio manager(s) to utilize new investment policies and techniques to respond more rapidly to changing market conditions. Shareholders would of course receive notice of any investment policy changes approved by the Board.

    iii) To reclassify as "non-fundamental" or eliminate certain investment policies that had previously been adopted to meet certain requirements under state securities laws that are no longer applicable. Prior to October 11, 1996, mutual funds not only had to comply with various federal investment policy restrictions, but also with state law investment restrictions as well. Some such state laws were actually more restrictive than the Federal laws, making compliance very difficult. In an effort to streamline the registration process of mutual funds, effective on October 11, 1996, the states no longer require that mutual funds adopt specific investment policies. Because such investment policies were originally adopted by the Portfolios as "fundamental" investment policies, shareholder approval is necessary to reclassify them as non-fundamental or to eliminate them.

  As described more fully in the proxy statement, many of the changes are currently not expected to result in changes in the investment techniques or operations of a Portfolio. In most instances, the changes permit the Board to determine whether the implementation of a new technique or policy is in the best interests of the shareholders.

  The Board recommends that you vote "FOR" the changes to the Fund's fundamental investment policies as described in the proxy statement.

PROPOSAL 3. AMEND THE TERMS OF THE PLAN OF DISTRIBUTION ADOPTED PURSUANT TO RULE 12B-1 UNDER THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED (CLASS A SHAREHOLDERS ONLY)

  Each of the Portfolios of the Fund has adopted a Plan of Distribution Pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the "Current Plan"). Under the Current Plan, Smith Barney provides distribution services as the Fund's principal underwriter, for which it receives front-end sales charges applicable to purchases of Class A shares of the Portfolio. In addition, under the Current Plan, each Portfolio may pay Smith Barney a service fee of up to 0.25% of the Portfolio's Class A average daily net assets. This fee reimburses Smith Barney for actual expenses incurred in any given year for shareholder services in respect of the Class A shares of each Portfolio. Under the Current Plan, any amounts received by Smith Barney in excess of the actual expenses incurred are returned to the Portfolio. The Current Plan with respect to Class A shares is commonly referred to as a "reimbursement" plan, although in contrast to many such plans the Current Plan does not carry forward amounts unreimbursed in any given year.

  Proposal Three asks that you approve an amendment to the Current Plan to change it with respect to Class A shares into a "compensation" plan (the "Proposed Plan"). Under the Proposed Plan, Smith Barney would receive an annual fee equal to 0.25% of the average daily net assets of each Portfolio of the Fund attributable to Class A shares regardless of the actual expenses it has incurred in any given year. In all other substantive respects, the Proposed Plan with respect to each Portfolio is identical to the Current Plan.

  The Board recommends that you vote "FOR" amending the terms of the 12b-1
Plan.

PROPOSAL 4. APPROVE A SUBADVISORY AGREEMENT WITH SMITH BARNEY GLOBAL CAPITAL MANAGEMENT, INC. (INTERNATIONAL BALANCED PORTFOLIO ONLY)

  Mutual Management Corp. ("MMC") is currently investment manager to the International Balanced Portfolio series (the "International Balanced Portfolio") of the Fund pursuant to a management agreement entered into by the Fund on behalf of the International Balanced Portfolio. In such capacity, MMC manages the day-to-day operations of the International Balanced Portfolio, offering it advice and assistance with respect to the acquisition, holding or disposal of securities, making recommendations with respect to other aspects and affairs of the International Balanced Portfolio and furnishing the International Balanced Portfolio with bookkeeping, accounting and administrative services, office space and equipment, and the services of the officers and employees of the Fund.

  Proposal 4 asks that you approve MMC entering into a subadvisory agreement (the "Proposed Agreement") with Smith Barney Global Capital Management, Inc. ("Global Capital"), a U.S.-registered investment adviser affiliated with Smith Barney. The Proposed Agreement would allow MMC to receive investment advice and research services from Global Capital. Because MMC would pay a fee to Global Capital for the subadvisory services from MMC's current management fee, the Proposed Agreement would not affect the total fees paid by the International Balanced Portfolio.

  THE PROPOSED AGREEMENT WOULD NOT INCREASE THE ADVISORY FEES PAID BY THE INTERNATIONAL BALANCED PORTFOLIO. MMC would pay Global Capital 0.35% of its monthly management fee with respect to the average daily net assets of the International Balanced Portfolio.

  The Board recommends that you vote "FOR" the proposed agreement.

YOUR VOTE IS IMPORTANT!

  We ask that you review the attached proxy carefully. If you do not plan to attend the meeting, we ask that you complete, sign, date and return the proxy as soon as possible in the enclosed postage-paid envelope. Thank you in advance for your attention and vote with regard to these important proposals.

Sincerely,

Heath B. McLendon
Chairman

                      SMITH BARNEY WORLD FUNDS, INC.

                               (THE "FUND")

                        EMERGING MARKETS PORTFOLIO

                            EUROPEAN PORTFOLIO

                     GLOBAL GOVERNMENT BOND PORTFOLIO

                     INTERNATIONAL BALANCED PORTFOLIO

                      INTERNATIONAL EQUITY PORTFOLIO

                            PACIFIC PORTFOLIO

                             388 GREENWICH STREET
                           NEW YORK, NEW YORK 10013

                  NOTICE OF SPECIAL MEETINGS OF SHAREHOLDERS

                            ----------------------

                       TO BE HELD ON MARCH 30, 1998

                            ----------------------

TO THE SHAREHOLDERS:

  Notice is hereby given that Special Meetings of Shareholders of the registered investment companies listed above (each a "Portfolio," and collectively, the "Portfolios") will be held on the date and at the times and location specified below. Also set out below are the number of shares of each Portfolio issued and outstanding at the close of business on January 6, 1998.



  The Special Meetings of the Portfolios will be held at 388 Greenwich Street, New York, New York on March 30, 1998 at the following times:

                                                         MEETING      SHARES
                                                           TIME     OUTSTANDING
                                                        ---------- -------------
   Emerging Markets Portfolio.......................... 10:00 a.m.  2,622,376.51
   European Portfolio.................................. 10:30 a.m.  2,500,053.78
   Global Government Bond Portfolio.................... 11:00 a.m. 11,889,447.77
   International Balanced Portfolio.................... 11:30 a.m.  5,110,767.16
   International Equity Portfolio...................... 12:00 p.m. 62,590,528.29
   Pacific Portfolio................................... 12:30 p.m.    806,757.13

  The Special Meetings are being held for the following purposes:

                                                                    PAGE NO. IN
                                                                    THE ATTACHED
                                                                    JOINT PROXY
                                                                     STATEMENT
                                                                    ------------
1. To elect Directors of the Fund (Proposal 1)--ALL PORTFOLIOS....      --
2. To approve or disapprove the reclassification, modification and/or elimination of certain fundamental investment policies
   (Proposal 2)--ALL PORTFOLIOS...................................
3. To amend the terms of the Plan of Distribution Adopted Pursuant to Rule 12b-1 under the Investment Company Act of 1940
   (Proposal 3)--(ALL PORTFOLIOS, CLASS A SHAREHOLDERS ONLY)......
4. To approve a Subadvisory Agreement with Smith Barney Global
   Capital Management, Inc. (Proposal 4)--(INTERNATIONAL BALANCED
   PORTFOLIO ONLY)................................................
5. To transact such other business as may properly come before the meeting or any adjournment thereof (Proposal 5)--ALL
   PORTFOLIOS.....................................................

  The close of business on January 23, 1998 has been fixed as the record date for the determination of shareholders of the Portfolios entitled to notice of and to vote at the meeting and any adjournment thereof.

                                 By Order of the Directors,


                                 Christina T. Sydor, Secretary

January   , 1998

                            ----------------------

  SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE SPECIAL MEETINGS ARE REQUESTED TO COMPLETE, SIGN, DATE AND RETURN THE PROXY CARD(S) IN THE ENCLOSED ENVELOPE, WHICH NEEDS NO POSTAGE IF MAILED IN THE CONTINENTAL UNITED STATES. INSTRUCTIONS FOR THE PROPER EXECUTION OF PROXY CARDS ARE SET FORTH ON THE FOLLOWING PAGE. IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY.

                     INSTRUCTIONS FOR SIGNING PROXY CARDS

  The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense to the Portfolio(s) involved in validating your vote if you fail to sign your proxy card(s) properly.

    1. Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card(s).

    2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the proxy card(s).

    3. All Other Accounts: The capacity of the individual signing the proxy card(s) should be indicated unless it is reflected in the form of registration. For example:

      REGISTRATION                                          VALID SIGNATURE
      ------------                                          ---------------
 CORPORATE ACCOUNTS
  (1) ABC Corp............................................  ABC Corp.
  (2) ABC Corp............................................  John Doe, Treasurer
  (3) ABC Corp.
        c/o John Doe, Treasurer...........................  John Doe
  (4) ABC Corp. Profit Sharing Plan.......................  John Doe, Trustee
 TRUST ACCOUNTS
  (1) ABC Trust...........................................  Jane B. Doe, Trustee
  (2) Jane B. Doe, Trustee
        u/t/d 12/28/78....................................  Jane B. Doe
 CUSTODIAL OR ESTATE ACCOUNTS
  (1) John B. Smith, Cust.
        f/b/o John B. Smith, Jr. UGMA.....................  John B. Smith
  (2) Estate of John B. Smith.............................  John B. Smith,
                                                            Executor

                      (This page intentionally left blank)

                      SMITH BARNEY WORLD FUNDS, INC.

                        EMERGING MARKETS PORTFOLIO

                            EUROPEAN PORTFOLIO

                     GLOBAL GOVERNMENT BOND PORTFOLIO

                     INTERNATIONAL BALANCED PORTFOLIO

                      INTERNATIONAL EQUITY PORTFOLIO

                            PACIFIC PORTFOLIO

                             388 GREENWICH STREET
                           NEW YORK, NEW YORK 10013

                       SPECIAL MEETINGS OF SHAREHOLDERS

                            ----------------------

                       TO BE HELD ON MARCH 30, 1998

                            ----------------------

                             JOINT PROXY STATEMENT

                                 INTRODUCTION

  This document is a joint proxy statement for the registered investment companies listed above (each a "Portfolio" and, collectively, the "Portfolios"). This joint proxy statement is being furnished to the shareholders of the Portfolios in connection with the Fund's Board of Directors' (the "Board") solicitation of proxies to be used at the special meetings of shareholders of the Portfolios to be held on the date specified in the Notice of Meeting of Shareholders and proxy card(s) that accompany this Proxy Statement, or any adjournment or adjournments thereof (collectively, the "Meeting"). The Meeting will be held on the day and at the time and location specified in the Notice of Meeting of Shareholders and proxy card(s) that accompany this Proxy Statement. This joint proxy statement and accompanying
proxy card(s) will first be mailed to shareholders on or about January   ,
1998. Proxy solicitations will be made primarily by mail, but proxy solicitations also may be made by telephone, telegraph or personal interviews conducted by officers and employees of the Fund; Smith Barney Inc. ("Smith Barney"), distributor of shares of the Portfolios; the investment adviser (the "Adviser") of a Portfolio; and/or First Data Investor Services Group, Inc. ("First Data"), the Portfolios' transfer agent. Such representatives and employees will not receive additional compensation for solicitation activities. Smith Barney has retained the services of First Data to assist in the solicitation of proxies. The aggregate cost of solicitation of the
shareholders of all of the Portfolios is expected to be approximately $     .
The costs of the proxy solicitation and expenses incurred in connection with the preparation of this joint proxy statement and its enclosures will be borne by the Portfolios, with the Portfolios' cost being allocated based in part on a Portfolio's assets and in part on its number of shareholders. The Portfolios also will reimburse expenses of forwarding solicitation materials to beneficial owners of shares of the Portfolios. If the Portfolios record votes by telephone, they will use procedures designed to authenticate shareholders' identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions, and to confirm that their instructions have been properly recorded. Proxies voted by telephone may be revoked at any time before they are voted in the same manner that proxies voted by mail may be revoked.

  Each share is entitled to one vote and any fractional share is entitled to a fractional vote. If the enclosed proxy is properly executed and returned in time to be voted at the Meeting, the shares represented thereby will be voted in accordance with the instructions marked thereon. Unless instructions to the contrary are marked thereon, a proxy will be voted FOR the election of the nominees for Directors ("Board members"), FOR the other matters listed in the accompanying Notice of Meeting of Shareholders and FOR any other matters deemed appropriate. If you properly execute the enclosed proxy and give no voting instructions, your shares will be voted FOR the proposals set forth herein. Abstentions will be counted as present for purposes of determining a quorum, but will not be counted as voting. Broker non-votes (i.e., proxies received from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote the shares on a particular matter with respect to which the broker or nominees do not have discretionary power) will be treated the same as abstentions. Any shareholder who has given a proxy has the right to revoke it at any time prior to its exercise either by attending the Meeting and voting his or her shares in person or by submitting a letter of revocation or a later-dated proxy to the appropriate Portfolio at the above address prior to the date of the Meeting.

  In the event that a quorum is not present at the Meeting, or in the event that a quorum is present but sufficient votes to approve any of the proposals are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies with respect to any such proposals. In determining whether to adjourn the Meeting, the following factors may be considered: the nature of the proposals that are the subject of the Meeting, the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation and the information to be provided to shareholders with respect to the reasons for the solicitation. Any adjournment will require the affirmative vote of a majority of those shares represented at the Meeting in person or by proxy. When voting on a proposed adjournment, the persons named as proxies will vote for the proposed adjournment all shares that they are entitled to vote with respect to each item, unless directed to vote "Against" the item, in which case such shares will be voted against the proposed adjournment with respect to that item. A shareholder vote may be taken on one or more of the proposals in this joint proxy statement prior to any adjournment if sufficient votes have been received for approval. Under the charter or by-laws, as applicable, of the Fund, a quorum is constituted by the presence in person or by proxy of the holders of a majority of the outstanding shares of a Portfolio entitled to vote at the Meeting.

  The Board has fixed the close of business on January 23, 1998 as the record date (the "Record Date") for the determination of shareholders of the Portfolios entitled to notice of and to vote at the Meeting. At the close of business on January 7, 1998, the number of shares of each Portfolio shown in the accompanying Notice of Meeting were issued and outstanding.

  As of January 7, 1998, to the knowledge of the Fund and its Board, no single shareholder or "group" (as that term is used in Section 13(d) of the Securities Exchange Act of 1934), except as set forth in Annex I hereto, owned beneficially or of record more than 5% of the outstanding shares of a Portfolio. As of the Record Date, the officers and Board members of the Fund beneficially owned less than 1% of the shares of each Portfolio.

  This joint proxy statement is being used in order to reduce the preparation, printing, handling and postage expenses that would result from the use of a separate proxy statement for each Portfolio and, because many shareholders own shares of more than one Portfolio, to avoid burdening shareholders with more than one proxy statement. Although some proposals described herein relate to several or all of the Portfolios, shareholders of each Portfolio will vote separately on each proposal on which shareholders of that Portfolio are entitled to vote (except that all Portfolios of the Fund will vote as a single fund on Proposal 1) and separate proxy cards are enclosed for each Portfolio in respect of which a shareholder is a record owner of shares. Thus, if a proposal is approved by shareholders of one Portfolio and disapproved by shareholders of other Portfolios, the proposal will be implemented for the Portfolio that approved the proposal and will not be implemented for any Portfolio that did not approve the proposal. It is therefore essential that shareholders complete, date and sign each enclosed proxy card. Set forth below are the proposals on which shareholders of each respective Portfolio are entitled to vote.

  Proposal 1 requires for approval the affirmative vote of a plurality of the votes cast at the Meeting in person or by proxy (a "Plurality Vote") for the Fund. Because abstentions and broker non-votes are not treated as shares voted, abstentions and broker non-votes have no impact on Proposal 1. Approval of Proposals 2, 3 and 4 requires the affirmative vote of a "majority of the outstanding voting securities" of each applicable Portfolio or Class, as the case may be, which, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), means the lesser of (a) 67% of the Portfolio's (or Class') shares present at a meeting of its shareholders if the owners of more than 50% of the shares of the Portfolio (or Class) then outstanding are present in person or by proxy or (b) more than 50% of the Portfolio's (or Class') outstanding shares (a "Majority Vote"). Abstentions and broker non-votes are treated as votes "against" Proposals 2, 3 and 4.

                  PROPOSALS APPLICABLE TO EACH PORTFOLIO

            PORTFOLIO NAME              PROPOSALS APPLICABLE TO PORTFOLIO
            --------------              ---------------------------------
All Portfolios......................... 1, 2(A, B, C, D, E, F, G, H, I, J, M, N)
All Portfolios, Class A Shares only.... 3
Emerging Markets Portfolio............. 2(K, L, O)
European Portfolio..................... 2(K, L, O)
Global Government Bond Portfolio....... 2(P)
International Balanced Portfolio....... 2(K, L, O), 4
International Equity Portfolio......... 2(K, L, O)
Pacific Portfolio...................... 2(K, L, O)

PROPOSAL 1:

TO ELECT DIRECTORS OF THE FUND

ALL PORTFOLIOS

  The first proposal to be considered at the Meeting is the election of Directors of the Fund.

  Except for Mr. Abraham E. Cohen, all of the nominees are currently serving as a director of the Board, and all of the nominees serve as a director, trustee and/or general partner of other investment companies for which Smith Barney serves as distributor. Each nominee has consented to serve as a Board member if elected at the Meeting. If a designated nominee declines or otherwise becomes unavailable for election, however, the proxy confers discretionary power on the persons named therein to vote in favor of a substitute nominee or nominees.

  If elected, the Board members will hold office without limit in time, subject to the Emeritus Program* adopted by the Fund, and except that any Board member may resign and any Board member may be removed at any meeting of shareholders called for that purpose by at least 75% of the votes entitled to be cast for the election of Board members. In case a vacancy shall exist for any reason, the remaining Board members may fill the vacancy by appointing another Board member. If at any time less than a majority of the Board members holding office have been elected by shareholders, the Board members then in office will call a shareholders meeting for the purpose of electing Board members.

  The Board has an Audit Committee and a Nominating Committee, each consisting of all Board members who are not "interested persons" (as defined in the 1940
Act) of the Fund ("independent Board members"). The Audit Committee reviews the scope and results of the Fund's annual audit with the Fund's independent accountants and recommends the engagement of accountants. Included among the functions of the Nominating Committee is the selection and nomination for appointment and election of candidates to serve as independent Board members. The Nominating Committee, in its discretion, may also coordinate with Board members who are "interested persons" in the selection and election of Fund officers and may consider nominees recommended by shareholders to serve as

-----------

* The Fund has adopted an Emeritus Program for non-interested Board members pursuant to which the Fund's Board and the management of the Fund can continue to benefit from the experience of long-time Board members who have resigned from the Board. Pursuant to this Program, Board members with 10 years of service may agree to provide services as an emeritus director at age 72. Each emeritus director agrees to be available for consultation with the Board and management of the Fund and may attend Board meetings.

directors, provided that shareholders submit such recommendations in compliance with all the pertinent provisions of Rule 14a-8 under the Securities Exchange Act of 1934. Exhibit A hereto sets forth certain information regarding compensation paid to each of the Board members and the number of Board, Audit Committee and Nominating Committee meetings the Fund has held in the calendar year ended December 31, 1997. Each nominee for Board member attended at least 75% of the meetings that were held in the calendar year ended December 31, 1997. The Board does not have a Compensation Committee. The executive officers of the Fund are set forth in Exhibit B hereto. Each officer of the Fund will serve at the discretion of the Board. The names and addresses of the investment manager, subadviser and distributor of the Fund are set forth in Exhibit C hereto.

  Set forth in the following table are the nominees for election as Board member of the Fund, together with certain other information. "Interested persons" of the Fund, as defined in the 1940 Act, by virtue of their positions as officer or director of the Fund's investment adviser, distributor or one of their affiliates, are marked by an asterisk. Other directorships include directorships, general partnerships or trusteeships of companies that are required to report to the Securities and Exchange Commission (the "SEC") other than registered investment companies. For purposes of this Proxy Statement, the address of each Board member is P.O. Box 5128, Westborough, MA, 01581-5128.

                     NOMINEES FOR ELECTION TO THE BOARD OF

                      SMITH BARNEY WORLD FUNDS, INC.

                                                                 DIRECTOR OF
          NAME, AGE, PRINCIPAL OCCUPATION AND OTHER           SMITH BARNEY WORLD
          DIRECTORSHIPS DURING THE PAST FIVE YEARS            FUNDS, INC. SINCE
          -----------------------------------------           ------------------
Victor K. Atkins, age 75.                                            1991
 Retired; Former President of Lips Propellers, Inc., a ship
 propeller repair company.
Abraham E. Cohen, age 61.                                            N/A
 Consultant to MeesPierson, Inc., a Dutch investment bank;
 Consultant to and Director of Chugai Pharmaceutical Co.
 Ltd.; Director of Agouron Pharmaceuticals, Inc., Akzo Nobel
 N.V., a chemical company, Vasomedical, Inc., Teva
 Pharmaceutical Ind., Ltd., Neurobiological Technologies
 Inc., Vion Pharmaceuticals, Inc., BlueStone Capital
 Partners, LP and The Population Council, an international
 public interest organization.
Robert A. Frankel, age 70.                                           1994
 Managing Partner of Robert A. Frankel Management
 Consultants; Former Vice President of The Reader's Digest
 Association, Inc.
Rainer Greeven, age 60.                                              1991
 Attorney.
Susan M. Heilbron, age 52.                                           1991
 Attorney.
*Heath B. McLendon, age 64.                                          1995
 Managing Director of Smith Barney; President and Director of
 Mutual Management Corp. and Travelers Investment Adviser,
 Inc.; Chairman of Smith Barney Strategy Advisers Inc. Prior
 to July 1993, Senior Executive Vice President of Shearson
 Lehman Brothers Inc., Vice Chairman of Shearson Asset
 Management, Director of PanAgora Asset Management, Inc. and
 PanAgora Asset Management Limited.
*Bruce D. Sargent, age 53.                                           1991
 Managing Director of Smith Barney and Vice President of
 Mutual Management Corp.
James M. Shuart, age 66.                                             1991
 President of Hofstra University; Director of European
 American Bank; Director of Long Island Tourism and
 Convention Commission; Director of Association of Colleges
 and Universities of the State of New York.

                                 REQUIRED VOTE

  Election of the listed nominees for Board members of the Fund must be approved by a Plurality Vote.

  THE BOARD RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE ELECTION OF NOMINEES TO THE BOARD.

PROPOSAL 2:

TO APPROVE OR DISAPPROVE THE RECLASSIFICATION, MODIFICATION AND/OR ELIMINATION OF CERTAIN FUNDAMENTAL INVESTMENT POLICIES

ALL PORTFOLIOS

  The 1940 Act requires a registered investment company, including each of the Portfolios, to have certain specific investment policies that can be changed only by a Majority Vote of the company's shareholders. Investment companies may also elect to designate other policies that may be changed only by a shareholder vote. Both types of policies are often referred to as "fundamental" policies. (In this joint proxy statement, the word "restriction" or "limitation" is sometimes used to describe a policy.) Certain fundamental policies have been adopted in the past by the Portfolios to reflect certain regulatory, business or industry conditions that are no longer in effect. Accordingly, the Fund's Board authorized a review of the Portfolios' fundamental policies with the following goals: (i) to simplify, modernize and make consistent with those of other investment companies distributed by Smith Barney, the Portfolios' policies that are required to be fundamental; (ii) to reclassify as non-fundamental any policies that are not required to be fundamental under the 1940 Act or the positions of the staff of the SEC in interpreting the 1940 Act, in which case, depending on the circumstances, the policy would be either eliminated or adopted by the Board as a non-fundamental policy in the same or a modified form; and (iii) to reclassify as non-fundamental or to eliminate certain policies previously required under state securities laws. Non-fundamental policies can be changed by the Board without shareholder approval, subject to compliance with applicable SEC disclosure requirements.

  This proposal seeks shareholder approval of changes that are intended to accomplish the foregoing goals. Shareholders of any particular Portfolio will be able to vote for or against or abstain from voting with respect to each of the proposed changes applicable to that Portfolio. The proposed changes to the fundamental policies are discussed in detail below. By reducing to a minimum those policies that can be changed only by a shareholder vote, each Portfolio should be able to avoid the costs and delay associated with a shareholder meeting and the Board believes that the ability of each Portfolio's Investment Manager or Sub-Adviser to manage the Portfolio's assets in a changing regulatory or investment environment will be enhanced. Accordingly, investment management opportunities generally will be increased. Before a Portfolio engages in any new investment policy, the Board must approve it.

  Generally, the Portfolios and other mutual funds distributed by Smith Barney do not have precisely the same set of investment restrictions. They often have specific restrictions that are substantially similar but not necessarily identical. Please refer to the policies as set forth in Exhibit D hereto, which includes the current text of each Portfolio's fundamental investment restrictions. If a fundamental policy is proposed by the Board to be modified or made non-fundamental, the text of the proposed revision is supplied in the discussion below.

  The percentage limitations contained in the restrictions described herein apply at the time of purchase of portfolio securities.

  If these investment policy changes are approved by shareholders at the meeting, each Portfolio's Prospectus and Statement of Additional Information will be amended or supplemented in order to reflect the elimination, amendment and/or reclassification of the investment policies. Shareholders will be notified by the Fund of any future investment policy changes, either in the Portfolio's Prospectus or Statement of Additional Information, which are updated at least annually, or in other Portfolio correspondence.

A.EUROPEAN PORTFOLIO, INTERNATIONAL EQUITY PORTFOLIO AND PACIFIC PORTFOLIO
       ONLY

  MODIFICATION OF EACH PORTFOLIO'S FUNDAMENTAL POLICY RELATING TO
  DIVERSIFICATION

  Under the 1940 Act, a "diversified" fund is permitted to invest, with respect to 75% of its assets, up to 5% of its assets in one issuer, provided that the investment represents less than 10% of the issuer's voting securities. The International Equity Portfolio initially adopted a more restrictive fundamental limitation of 5% per issuer with respect to 100% of its assets. In addition, each of the Portfolios initially adopted a more restrictive fundamental policy that applies the 10% limitation on voting securities to 100% of its assets. The Board believes that these restrictions should be standardized and conformed to the statutory definition of diversification under the 1940 Act in order to enhance each Portfolio's ability to pursue its investment objective by investing a larger but still limited amount of its assets in a single issuer. If approved by shareholders, each Portfolio's new policy on diversification will permit the Portfolio to invest, with respect to 25% of its assets, more than 5% of its assets in an issuer.

  This Proposal will increase the amount of assets of the International Equity Portfolio that may be invested in the securities of any one issuer. With respect to each of the Portfolios, this Proposal will eliminate the restriction against holding more than 10% of an issuer's securities. To the extent that a Portfolio invests a greater proportion of its assets in a single issuer, it will be subject to a correspondingly greater degree of risk associated with that investment. Please refer to Appendix D to compare your Portfolio's current investment policy with the one proposed below. For your convenience, a table of contents has been inserted at the beginning of Appendix D which will refer you to the page on which your Portfolio's current policies are set forth. Set forth below is each Portfolio's policy on diversification, as proposed to be modified:

    [The Portfolio will not] invest in a manner that would cause it to fail to be a "diversified company" under the 1940 Act and the rules, regulations and orders thereunder.



  GLOBAL GOVERNMENT BOND PORTFOLIO, EMERGING MARKETS PORTFOLIO AND INTERNATIONAL BALANCED PORTFOLIO ONLY

  Each of these Portfolios is registered as a "non-diversified" investment company under the 1940 Act. However, each Portfolio conducts its operations so as to qualify as a "regulated investment company" for purposes of the Internal Revenue Code of 1986, as amended (the "Code"), which will relieve each Portfolio of any liability for Federal income tax and state franchise taxes to the extent its earnings are distributed to shareholders. To so qualify, among other requirements, each Portfolio must limit its investment so that, at the close of each quarter of the taxable year (a) not more than 25% of the market value of its total assets will be invested in the securities of a single issuer and (b) with respect to 50% of the market value of its total assets, not more than 5% of the market value of its total assets will be invested in the securities of a single issuer, provided that the investment represents less than 10% of the issuer's voting securities. However, each of these Portfolios initially adopted a fundamental policy that applies the 10% limitation on voting securities to 100% of its assets. The Board believes that these restrictions should be standardized and conformed in order to enhance each Portfolio's ability to pursue its investment objective by investing a larger but still limited amount of its assets in a single issuer. Set forth below is each Portfolio's policy on diversification, as proposed to be modified:

  [The Portfolio will not] deviate from its subclassification as a non-diversified company.

B.EMERGING MARKETS PORTFOLIO, EUROPEAN PORTFOLIO, INTERNATIONAL BALANCED
       PORTFOLIO, INTERNATIONAL EQUITY PORTFOLIO AND PACIFIC PORTFOLIO ONLY


  MODIFICATION OF EACH PORTFOLIO'S FUNDAMENTAL POLICY REGARDING ISSUANCE OF SENIOR SECURITIES

  Although the definition of a "senior security" involves complex statutory and regulatory concepts, a senior security is generally thought of as an obligation of a fund which has a claim to the fund's assets or earnings that takes precedence over the claims of the fund's shareholders. The 1940 Act generally prohibits mutual funds from issuing senior securities; however, mutual funds are permitted to engage in certain types of transactions that might be considered "senior securities" as long as certain conditions are satisfied. For example, a transaction which obligates a fund to pay money at a future date (e.g., the purchase of securities to be settled on a date that is further away than the normal settlement period) may be considered a "senior security." A mutual fund is permitted to enter into this type of transaction if it maintains a segregated account containing liquid securities in value equal to its obligation to pay cash for the securities at a future date. The Portfolios utilize transactions that may be considered to give rise to "senior securities" only in accordance with applicable regulatory requirements under the 1940 Act.

  The primary purpose of the proposal is to revise each Portfolio's fundamental limitation with respect to senior securities to conform to a limitation that is expected to become the standard for all Smith Barney funds. If the proposal is approved, the new fundamental senior securities limitation cannot be changed without a vote of a Portfolio's shareholders.

  Adoption of the proposed limitation on senior securities is not expected to affect the way in which a Portfolio is managed, the investment performance of any Portfolio, or the securities or instruments in which a Portfolio invests. None of the Portfolios is currently engaged in issuing senior securities, except with the protections afforded by segregated accounts, and the Portfolios have no current intention to begin issuing senior securities. The proposed limitation would recognize that the Portfolios issue such securities only to the extent permitted under the 1940 Act. To the extent a Portfolio becomes involved in such securities trading practices, the Board will carefully review the Portfolio's disclosure of its participation and the risks of loss to the Portfolio and its shareholders which may result from such trading practices. The Board will further determine whether such trading practices are consistent with the Portfolio's investment policies.

  Set forth below is the policy on issuance of senior securities, as proposed to be modified:

    [The Portfolio will not] issue "senior securities" as defined in the 1940 Act and the rules, regulations and orders thereunder, except as permitted under the 1940 Act and the rules, regulations and orders thereunder.


C.ALL PORTFOLIOS

  MODIFICATION OF EACH PORTFOLIO'S POLICY REGARDING INDUSTRY CONCENTRATION

  Each of the Portfolios has a fundamental policy that prohibits the Portfolio from concentrating its investments in any one industry. The language of the Portfolios' policies, however, varies widely from that of other mutual funds distributed by Smith Barney. In addition, the second sentence of the proposed policy is new for each Portfolio except the Global
Government Bond Portfolio. It is proposed that these policies be standardized and made more flexible. The modified policies will not involve any change in the manner in which each Portfolio's assets are currently managed. Set forth below is each Portfolio's policy on industry concentration, as proposed to be modified:

    [The Portfolio will not] invest more than 25% of its total assets in securities, the issuers of which conduct their principal business activities in the same industry. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities) and securities of state or municipal governments and their political subdivisions are not considered to be issued by members of any industry.

D. EMERGING MARKETS PORTFOLIO, EUROPEAN PORTFOLIO AND GLOBAL GOVERNMENT BOND PORTFOLIO ONLY

  MODIFICATION OF EACH PORTFOLIO'S FUNDAMENTAL POLICY REGARDING BORROWING



  Every Portfolio is required to have a fundamental policy with respect to borrowing and each Portfolio is presently prohibited from borrowing, except as borrowings may be necessary for temporary or emergency purposes (such as meeting redemption requests that might otherwise require the untimely disposition of securities) in amounts not in excess of a specified amount, and, in some cases, except as engaging in certain investment strategies may be considered borrowings.

The language of these policies, however, varies widely from Portfolio to Portfolio and with that of other mutual funds distributed by Smith Barney. It is therefore proposed that this language be simplified and standardized. In addition, the Portfolios that do not already have specific authority are proposed to be granted authority to engage in reverse repurchase agreements and forward roll transactions, practices that may be deemed to involve borrowing and are frequently authorized for use by sophisticated institutional asset managers.

  Under a reverse repurchase agreement, a Portfolio would sell securities and agree to repurchase them at a mutually agreed date and price. At the time the Portfolio enters into a reverse repurchase agreement, it will establish and maintain a segregated account with an approved custodian containing cash or liquid securities having a value not less than the repurchase price (including accrued interest). Reverse repurchase agreements involve the risk that the market value of the securities may decline prior to the repurchase date. The cash proceeds of the sales may be invested in securities or other instruments. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Portfolio's obligation to repurchase the securities, and the Portfolio's use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision.

  Under a forward roll transaction, the Portfolio sells fixed-income securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. During the roll period, the Portfolio would forego principal and interest paid on such securities. The Portfolio would be compensated by the difference between the current sales price and the forward price for the future purchase, as well as by the interest earned on the cash proceeds of the initial sale.

  If a Portfolio borrows and uses the proceeds to make additional investments, income and appreciation from such investments will improve its performance if they exceed the associated borrowing costs but impair its performance if they are less than such borrowing costs. This speculative factor is known as "leverage." These Portfolios have chosen not to borrow money for leveraging purposes. In addition, the policies of the Global Government Bond Portfolio currently provide that whenever borrowings other than reverse repurchase agreements exceed 5% of the value of the Portfolio's total assets, the Portfolio will not make additional investments. While the 1940 Act and the rules thereunder do not require such a policy, and the Portfolios do not propose to include language to this effect in their fundamental restrictions, the Board has determined that their assets should be managed in accordance with such a policy. Set forth below is each Portfolio's policy on borrowing, as proposed to be modified or adopted:

    [The Portfolio will not] borrow money, except that (a) the Portfolio may borrow from banks for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests which might otherwise require the untimely disposition of securities and (b) the Portfolio may, to the extent consistent with its investment policies, enter into reverse repurchase agreements, forward roll transactions and similar investment strategies and techniques. To the extent that it engages in transactions described in
  (a) and (b), the Portfolio will be limited so that no more than 33 -1/3% of the value of its total assets (including the amount borrowed), valued at the lesser of cost or market, less liabilities (not including the amount borrowed) valued at the time the borrowing is made, is derived from such transactions.

  INTERNATIONAL BALANCED PORTFOLIO, INTERNATIONAL EQUITY PORTFOLIO AND PACIFIC PORTFOLIO ONLY:

  These Portfolios may engage in leveraging. As the Prospectus of each of these Portfolios describes, leverage creates an opportunity for increased returns to shareholders of a Portfolio, but at the same time it creates special risk considerations. For example, leverage may exaggerate changes in the net asset value of a Portfolio's shares and in the Portfolio's yield. Although the principal or stated value of such borrowings will be fixed, Portfolio assets may change in value during the time the borrowing is outstanding. Leverage will create interest or dividend expenses for a Portfolio which can exceed the income from the assets retained. To the extent the income or other gain derived from securities purchased with borrowed funds exceeds the interest and other charges the Portfolio will have to pay in respect thereof, the Portfolio's net income or other gain will be greater than if leverage had not been used. Conversely, if the income or other gain from the incremental assets is not sufficient to cover the cost of leverage, the net income or other gain of the Portfolio will be less than if leverage had not been used. If the amount of income from the incremental securities is insufficient to cover the cost of borrowing, securities might have to be liquidated to obtain required funds. Depending on market or other conditions, such liquidations could be disadvantageous to a Portfolio. The fundamental policy limitation on borrowing as proposed to be adopted by the International Balanced, the International Equity and the Pacific Portfolios maintains the ability to leverage and is set forth below:

    [The Portfolio will not] borrow money, except that (a) the Portfolio may borrow from banks under circumstances where the Portfolio's Investment Manager or Sub-Adviser, as the case may be, reasonably believes that (i) the cost of borrowing and related expenses will be exceeded by the Portfolio's return from investments of the proceeds of the borrowing in portfolio securities or (ii) the meeting of redemption requests might otherwise require the untimely disposition of securities, in an amount not exceeding 33 -1/3% of the value of the Portfolio's total assets (including the amount borrowed), valued at the lesser of cost or market, less liabilities (not including the amount borrowed) valued at the time the borrowing is made and (b) the Portfolio may, to the extent consistent with its investment policies, enter into reverse repurchase agreements, forward roll transactions and similar investment strategies and techniques.

E.ALL PORTFOLIOS

  ELIMINATION OF EACH PORTFOLIO'S FUNDAMENTAL POLICY RESTRICTING ITS ABILITY TO PLEDGE ASSETS

  The Board has approved, subject to shareholder approval, the elimination of fundamental policies restricting each Portfolio's ability to pledge its assets to other parties. The elimination of the fundamental investment limitations regarding pledging assets would remove all restrictions on the ability of each Portfolio to pledge, mortgage, hypothecate or otherwise encumber its assets, except for those restrictions imposed by or under the 1940 Act, and would leave the imposition of any further limits on the Portfolio's pledging activities to the sole discretion of the Board, subject to applicable SEC disclosure requirements.

  Each Portfolio's current fundamental investment limitations on pledging assets may conflict with its ability to engage in permitted borrowings, purchase securities on a when-issued or delayed-delivery basis, lend portfolio securities, enter into escrow arrangements in connection with writing options, enter into collateral arrangements in connection with investments involving futures contracts and options thereon and possibly to engage in other investments and arrangements that may develop in the future. The Board has approved the elimination of each Portfolio's fundamental investment limitations restricting pledging of assets to avoid these potential conflicts and to secure greater flexibility for the future.

  The potential conflict between a Portfolio's pledging and borrowing limitations, for instance, arises because banks generally require borrowers such as a Portfolio to pledge assets in order to collateralize the amount borrowed. The Portfolios currently are permitted to borrow from banks for temporary or emergency purposes in limited amounts that vary from Portfolio to Portfolio and, in most cases, to pledge assets to secure permitted borrowings. (In addition, the International Equity Portfolio, the Pacific Portfolio and the International Balanced Portfolio may also borrow money for purposes of leveraging their portfolios.) Loan agreements between investment companies and banks generally require collateral or provide that the bank may, at its option, require collateral for future outstanding loans. The amount of required collateral, however, generally exceeds the principal amount of the loan. Therefore, the limitation on the amount of portfolio securities that a Portfolio is permitted to pledge effectively reduces the maximum borrowing ability of such Portfolio to below the amount it is permitted to borrow. The Board believes that the pledging limitations should be eliminated to ensure that the Portfolio's flexibility to consider borrowing money temporarily as a means of raising cash is not limited by restrictions in its ability to pledge assets. The pledging of assets may, however, limit some flexibility that a portfolio manager has to engage in transactions involving Portfolio assets or to meet extraordinary redemptions if, at the same time, the loans for which the assets are pledged remain outstanding.

F.ALL PORTFOLIOS


  MODIFICATION OF EACH PORTFOLIO'S FUNDAMENTAL POLICY REGARDING LENDING BY THE PORTFOLIO

  Each Portfolio has a fundamental policy prohibiting the Portfolio from lending its assets to other persons or limiting its authority to lend assets, except that each Portfolio may engage in loans of its portfolio securities, enter into repurchase agreements and purchase debt instruments. The language of these policies is proposed to be standardized and clarified.

  If this proposal is approved by shareholders, each Portfolio may lend portfolio securities to well-known and recognized U.S. and foreign brokers, dealers and banks. Currently, the maximum allowed under the 1940 Act is 33 1/3% of the value of a Fund's total assets. A Portfolio will not lend securities to Smith Barney or its affiliates, unless the Portfolio has applied for and received specific authority to do so from the SEC. A Portfolio's loan of securities will be collateralized as required by the SEC, by cash, letters of credit or U.S. government securities. The cash or instruments collateralizing a Portfolio's loan of securities will be maintained at all times in a segregated account with the Fund's custodian, or with a designated sub-custodian, in an amount at least equal to the current market value of the loaned securities. From time to time, a Portfolio may pay a part of the interest earned from the investment of collateral received for securities loaned to the borrower and/or a third party that is unaffiliated with the Portfolio and is acting as a "finder" (unless the SEC permits affiliated persons to serve as "finders"). Whenever a Portfolio loans securities, it will comply with conditions established by the SEC, which conditions currently include: (1) the Portfolio must receive at least 100% cash collateral or equivalent securities from the borrower; (2) the borrower must increase the collateral whenever the market value of the securities loaned rises above the level of the collateral; (3) the Portfolio must be able to terminate the loan at any time; (4) the Portfolio must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities, and any increase in market value; (5) the Portfolio may pay only reasonable custodian fees in connection with the loan; and (6) voting rights on the loaned securities may pass to the borrower except that, if a material event adversely affecting the investment in the loaned securities occurs, the Portfolio must terminate the loan and regain the right to vote the securities. In lending securities to U.S. and foreign brokers, dealers and banks, the Portfolio will be subject to risks, which, like those associated with other extensions of credit, include possible loss of rights in the collateral should the borrower fail financially.

  The practice of lending securities is expected to generate income for the Portfolios. The Investment Manager or Sub-Adviser, as the case may be, for each Portfolio is responsible for assuring that this practice will not effect adversely a Portfolio's ability to meet its investment objective, including an objective of growth or capital appreciation.

  Set forth below is the policy on lending, as proposed to be modified:

    [The Portfolio will not] make loans. This restriction does not apply to:
  (a) the purchase of debt obligations in which the Portfolio may invest consistent with its investment objectives and policies; (b) repurchase agreements; and (c) loans of its portfolio securities, to the fullest extent permitted under the 1940 Act.

G.ALL PORTFOLIOS

  MODIFICATION OF EACH PORTFOLIO'S FUNDAMENTAL POLICY REGARDING THE UNDERWRITING OF SECURITIES OF OTHER ISSUERS

  Each Portfolio has a policy regarding the Portfolio acting as an underwriter of securities. The language of the Portfolios' policies, however, varies widely from that of other mutual funds distributed by Smith Barney. Each Portfolio except the Global Government Bond Portfolio combines this policy with such Portfolio's policy regarding restricted securities. The policy respecting restricted securities is now proposed to be adopted as a separate policy and is discussed below under sub-paragraph J. The policy on underwriting securities is proposed to be standardized and clarified, but not changed in any material way. The modification will clarify that a Portfolio will not be deemed to be an underwriter by reason of disposing of portfolio securities. The modification will not involve any change in the manner in which a Portfolio is currently managed.

  Set forth below is each Portfolio's policy on underwriting, as proposed to be modified:

    [The Portfolio will not] engage in the business of underwriting securities issued by other persons, except to the extent that the Portfolio may technically be deemed to be an underwriter under the Securities Act of 1933, as amended, in disposing of portfolio securities.

H.ALL PORTFOLIOS


  RECLASSIFICATION AS NON-FUNDAMENTAL AND MODIFICATION OF EACH PORTFOLIO'S FUNDAMENTAL POLICY REGARDING THE PURCHASE OF SECURITIES ON MARGIN AND THE SHORT SALE OF SECURITIES

  Each Portfolio has a fundamental policy that prohibits the Portfolio from purchasing securities on margin or making short sales. The Board recommends that shareholders vote to eliminate these fundamental investment limitations and replace them with the standard non-fundamental policy set forth below. The policy, as proposed, would give the Board greater flexibility in its ability to respond to the availability of new instruments and strategies.

  Margin purchases involve the purchase of securities with money borrowed from a broker. Each Portfolio's current fundamental policy prohibits the Portfolio from purchasing securities on margin, except to obtain short-term credits as may be necessary for the clearance of transactions and for initial and variation margin payments made in connection with the purchase and sale of futures contracts and options on futures contracts or related options. With these exceptions, mutual funds are unable to enter into most types of margin transactions under applicable SEC regulations. As a result, elimination of each Portfolio's fundamental limitation on margin transactions is unlikely to affect the Portfolio's investment strategies at this time. However, in the event of a change in the applicable Federal regulatory requirements, the Portfolios may alter their investment practices in the future.

  Each Portfolio's current fundamental policy prohibits the making of short sales, except short sales "against the box." As used in this context, a short sale "against the box" means a short sale where the Portfolio owns the securities sold short or, by virtue of its ownership of other securities, the Portfolio has the right to obtain securities equivalent in kind and amount to the securities sold. The proposed non-fundamental limitation includes this exception. As with margin transactions, the Board of each Portfolio does not anticipate that elimination of the fundamental policy on short sales will affect the Fund's investment strategies at this time.

  While each Portfolio has a separate fundamental policy regarding the purchase of securities on margin and making short sales, the policy as proposed to be adopted below combines the two investment policies into a global one:

    [The Portfolio will not] purchase any securities on margin (except for such short-term credits as are necessary for the clearance of purchases and sales of portfolio securities) or sell any securities short (except "against the box"). For purposes of this restriction, the deposit or payment by the Portfolio of underlying securities and other assets in escrow and collateral agreements with respect to initial or maintenance margin in connection with futures contracts and related options and options on securities, indexes or similar items is not considered to be the purchase of a security on margin.

I.ALL PORTFOLIOS


  MODIFICATION OF EACH PORTFOLIO'S FUNDAMENTAL POLICY REGARDING THE PORTFOLIO'S PURCHASE OR SALE OF REAL ESTATE, REAL ESTATE LIMITED PARTNERSHIP INTERESTS OR COMMODITIES

  Each Portfolio has a policy with respect to investments in real estate, which also contains a restriction against investments in real estate limited partnership interests and in commodities contracts. If approved by shareholders, these restrictions would be amended to permit the Portfolio to invest in securities of companies that deal in mortgages and real estate and securities secured by real estate and interests therein. In addition, the modified restriction reserves for the Portfolio the freedom of action to hold and sell real estate acquired as a result of the Portfolio's ownership of securities. For example, this modified policy would allow the Portfolio to dispose of real estate in the event that it acquired real estate as the result of a default on securities it holds.

  The modified policy would also continue to permit each Portfolio to purchase and sell futures contracts and options thereon.

  Although no Portfolio has any current intention of expanding the range of instruments it is currently permitted to purchase, the modification of this policy would permit a Portfolio greater flexibility to respond to market and other developments. Any future change in the Portfolio's manner of investing or the instruments it may purchase would require Board approval and appropriate disclosure to shareholders.

  The proposed modification also permits the Portfolios to invest in real estate investment trust securities. Although this modification is not expected to involve any change in the manner in which a Portfolio's assets are currently invested, the proposed limitation seeks to avoid ambiguity by making it explicit that the Portfolios may, to the extent consistent with their outlook on the market, invest in real estate investment trust securities.

  To the extent that the Portfolios invest in real estate-related securities, the Portfolios' performance will be subject to the risks of the real estate market. This industry is sensitive to factors such as real estate values and property taxes, overbuilding, variations in rental income, and interest rates. Performance could also be affected by the structure, cash flow and management skill of real estate companies.

  Set forth below are each Portfolio's policies regarding the purchase or sale of real estate or commodities, as proposed to be modified or adopted:

    [The Portfolio will not] purchase or sell real estate, real estate mortgages, commodities or commodity contracts, but this restriction shall not prevent the Portfolio from (a) investing in securities of issuers engaged in the real estate business or the business of investing in real estate (including interests in limited partnerships owning or otherwise engaging in the real estate business or the business of investing in real estate) and securities which are secured by real estate or interests therein; (b) holding or selling real estate received in connection with securities it holds or held; (c) trading in futures contracts and options on futures contracts (including options on currencies to the extent consistent with the Portfolios' investment objective and policies); or (d) investing in real estate investment trust securities.

J.ALL PORTFOLIOS

    RECLASSIFICATION AS NON-FUNDAMENTAL OF EACH PORTFOLIO'S FUNDAMENTAL POLICIES REGARDING INVESTMENTS IN RESTRICTED AND ILLIQUID SECURITIES.

  Each Portfolio's fundamental policies currently provide that the Portfolio will not purchase or otherwise acquire any securities that are subject to legal or contractual restrictions on resale or for which there is no readily available market or enter into a repurchase agreement maturing in more than seven calendar days, if as a result more than a certain percentage (ranging from 5% to 15%) of its assets would be invested in all such securities. These policies are not required to be fundamental and, additionally, are considered overly restrictive in the current regulatory and market environment.

  If approved by shareholders, these policies would be reclassified as non-fundamental and the Board intends to adopt a non-fundamental investment policy that could be changed by vote of the Board in response to regulatory or market developments without further approval by shareholders. The non-fundamental policy would provide that the Portfolio could not purchase or otherwise acquire any security if, as a result, more than 15% of its net assets would be invested in securities that are illiquid.

  An open-end investment company, including each of the Portfolios, may not hold a significant amount of illiquid securities because these securities may be difficult to value accurately and because it is possible that the investment company would have difficulty liquidating such securities if necessary in order to satisfy in a timely manner requests to redeem shares of the Portfolio. In general, illiquid securities have included those enumerated in each Portfolio's fundamental restriction (e.g., securities subject to contractual or legal restrictions on resale, securities for which there is no readily available market and repurchase agreements or time deposits maturing in greater than seven days). The securities markets are evolving, however, and new types of instruments have developed that make each Portfolio's current policies on illiquid investments overbroad and unnecessarily restrictive. In addition, the markets for some types of securities are almost exclusively institutional--repurchase agreements, commercial paper, many types of municipal securities and some corporate bonds and notes. These instruments are often exempt from registration under the U.S. securities laws or sold in transactions not requiring registration. Consequently, institutional investors depend on the issuer's ability to honor a demand for repayment in less than seven days or on an efficient institutional market in which the unregistered security can readily be resold. The fact that there may be legal or contractual restrictions on resale to the general public, therefore, does not necessarily determine the liquidity of these investments.

  In recognition of the increased size and liquidity of the institutional market for unregistered securities and the importance of institutional investors in the capital formation process, the SEC has advanced rule and legislative proposals designed to facilitate efficient trading among institutional investors. The most important of these, Rule 144A under the Securities Act of 1933, as amended, contemplates a particularly broad institutional trading market for securities subject to restriction on resale to the general public. As these institutional markets develop, the Portfolios could be constrained by their current investment restrictions even though the institutional restricted securities markets would provide readily ascertainable market values for such securities and the ability to liquidate an investment in order to satisfy Portfolio share redemption orders on a timely basis. In order to take advantage of these regulatory initiatives and the increasingly liquid institutional trading markets, the Board recommends that each Portfolio reclassify as non-fundamental its policies regarding investments in illiquid securities and limit such investments to not more than 15% of its net assets. Under this new policy, restricted securities that have nonetheless been determined to be liquid may be purchased without limitation.

  If this proposal is approved by shareholders, the specific types of securities that may be deemed to be illiquid or liquid will be determined by the Board in a manner consistent with current regulatory positions of the SEC and its staff. The Board has adopted guidelines and delegated to management the daily function of determining and monitoring liquidity of restricted securities available pursuant to Rule 144A. The Board, however, retains sufficient oversight and is ultimately responsible for the determinations. Since it is not possible to predict with assurance exactly how the market for Rule 144A restricted securities will develop, the Board will carefully monitor each Portfolio's investments in these securities, focusing on such important factors, among others, as valuation, liquidity and availability of information. Investments in restricted securities could have the effect of increasing the level of illiquidity in a Portfolio to the extent that qualified institutional buyers become for a time uninterested in these restricted securities. By making each Portfolio's policy on illiquid securities non-fundamental, the Portfolios will be able to respond more rapidly to regulatory and market developments because a shareholder vote will not be required to redefine the types of securities that are deemed illiquid. Set forth below is the non-fundamental policy proposed to be adopted by the Board if this proposal is approved by shareholders of the
Portfolio:

    [The Portfolio will not] purchase or otherwise acquire any security if, as a result, more than 15% of its net assets would be invested in securities that are illiquid.


K.EMERGING MARKETS PORTFOLIO, EUROPEAN PORTFOLIO, INTERNATIONAL BALANCED
       PORTFOLIO, INTERNATIONAL EQUITY PORTFOLIO AND PACIFIC PORTFOLIO ONLY


    RECLASSIFICATION AS NON-FUNDAMENTAL OF EACH PORTFOLIO'S FUNDAMENTAL POLICY REGARDING INVESTMENTS IN THE SECURITIES OF COMPANIES THAT, TOGETHER WITH ANY PREDECESSORS, HAVE BEEN IN CONTINUOUS OPERATION FOR LESS THAN THREE YEARS

  The Board has recommended shareholder approval of the reclassification of each Portfolio's fundamental policies regarding investments in the securities of companies that, together with any predecessors, have been in continuous operation for less than three years ("unseasoned issuers"). This investment limitation, which limits a Portfolio's investments in unseasoned issuers, was adopted to meet certain requirements of state securities laws, although this limitation need not be fundamental. If the reclassification of this limitation is approved by shareholders, the Board presently intends to adopt a substantially similar non-fundamental policy that could be changed by vote of the Board without approval by shareholders. This will provide each Portfolio greater flexibility to respond to regulatory, capital markets and other developments.

L.EMERGING MARKETS PORTFOLIO, EUROPEAN PORTFOLIO, INTERNATIONAL BALANCED
       PORTFOLIO, INTERNATIONAL EQUITY PORTFOLIO AND PACIFIC PORTFOLIO ONLY


  ELIMINATION OF EACH PORTFOLIO'S FUNDAMENTAL POLICY REGARDING THE PURCHASE OF SECURITIES OF AN ISSUER WHEN THE BOARD MEMBERS AND OFFICERS OF THE FUND OR OF THE ADVISER HOLD MORE THAN 1/2 OF 1% AND TOGETHER THEY OWN MORE THAN 5% OF THE SECURITIES OF THE ISSUER

  These Portfolios' fundamental policies currently include a restriction that prohibits the Portfolios from purchasing or retaining the securities of any issuer if any officer or Board member of the Fund or of the Portfolio's investment adviser individually owns more than 1/2 of 1% of the securities of that issuer and together they own more than 5% of such securities. This investment restriction was originally adopted to address requirements no longer applicable to the Portfolios under state securities laws in connection with the registration of shares of the

Portfolios for sale in certain states. Neither the Portfolios nor their management is aware of any past violations of this policy, but the Portfolios have been advised by their management that accurate monitoring of compliance with this restriction is difficult, burdensome and may inhibit portfolio management. Accordingly, the Board has determined that the benefits derived from this restriction are now outweighed by the cost of compliance and the possible inhibitions on management, and elimination of this restriction will potentially increase the Portfolios' flexibility when selecting investments for a Portfolio in the future. The ability of a Portfolio to invest in companies in which its directors and officers, or its affiliates and their directors and officers, hold interests would continue to be restricted by the 1940 Act and the Fund's Code of Ethics, whether or not the current fundamental investment restriction is eliminated. The elimination of this restriction is not expected to involve any change in the manner in which a Portfolio's assets are currently invested.

M.ALL PORTFOLIOS

    RECLASSIFICATION AS NON-FUNDAMENTAL OF EACH PORTFOLIO'S INVESTMENT POLICY REGARDING PURCHASES OF SECURITIES OF OTHER INVESTMENT COMPANIES.

  The Portfolios currently have a fundamental investment policy prohibiting investments in other investment companies, except as part of a merger, consolidation, or acquisition of assets or, in the case of each Portfolio except the International Equity Portfolio, in certain other circumstances such as when the investment is otherwise generally permitted by the 1940 Act or pursuant to any exemption adopted by the SEC. If approved by shareholders, this restriction would be reclassified as non-fundamental. The Board currently intends to maintain a policy that would involve no change in the manner in which the Portfolio's assets are invested. In addition, the 1940 Act currently limits the amount an investment company may invest in other investment companies. As a result, this reclassification should not be material but will provide each Portfolio greater flexibility to respond to regulatory and other developments.

N.ALL PORTFOLIOS

    RECLASSIFICATION AS NON-FUNDAMENTAL OF EACH PORTFOLIO'S FUNDAMENTAL POLICY PROHIBITING THE PURCHASE OF SECURITIES FOR PURPOSES OF EXERCISING CONTROL OR MANAGEMENT

  Each Portfolio has a fundamental policy prohibiting the Portfolio from investing its assets so as to exercise control or management (or control of management) of an issuer. Although the restriction was required under certain state securities laws, it is not required to be fundamental. If approved by shareholders, this policy would be reclassified as non-fundamental and the Board currently intends to adopt a substantially similar non-fundamental investment policy that would involve no change in the manner in which the Portfolio's assets are currently invested. This will provide each Portfolio greater flexibility to respond to regulatory and other developments.

O.EMERGING MARKETS PORTFOLIO, EUROPEAN PORTFOLIO, INTERNATIONAL BALANCED
       PORTFOLIO, INTERNATIONAL EQUITY PORTFOLIO AND PACIFIC PORTFOLIO ONLY


    RECLASSIFICATION AS NON-FUNDAMENTAL OF EACH PORTFOLIO'S FUNDAMENTAL POLICY REGARDING ITS INVESTMENTS IN OIL, GAS AND/OR OTHER MINERAL EXPLORATION OR DEVELOPMENT PROGRAMS

  Each of these Portfolios has a fundamental policy prohibiting investment in any oil, gas and/or mineral exploration or development programs, with certain exceptions. This investment restriction was adopted to address requirements under certain state securities laws, but is not required to be fundamental. Each Board believes that this investment restriction should be reclassified as a non-fundamental policy to respond to regulatory developments. If approved by shareholders, each Board currently intends to adopt a substantially similar non-fundamental policy.

P.GLOBAL GOVERNMENT BOND PORTFOLIO ONLY

    RECLASSIFICATION AS NON-FUNDAMENTAL OF THE PORTFOLIO'S FUNDAMENTAL POLICY ON THE PURCHASE OR SALE OF PUTS, CALLS, AND COMBINATIONS THEREOF

  The Portfolio has a fundamental policy limiting investments involving puts, calls or combinations thereof. The Board recommends that shareholders vote to eliminate this fundamental investment limitation. Although the Portfolio has no current intention of actually expanding the range of instruments it is currently permitted to purchase, the reclassification as non-fundamental of the Portfolio's fundamental policy limiting investments involving puts, calls or combinations thereof would permit the Portfolio greater flexibility to respond to market and other developments. The Portfolio's current investment policies places limits on the percentage of Portfolio assets that may be invested in options such as puts and calls. Although the Portfolio is proposing to reclassify such investment policies as non-fundamental, the Portfolio has no current intention of changing its investment policies with respect to puts, calls and combinations thereof, including changing any such limits which are now placed on the Portfolio's ability to invest in such instruments. Any future change in the Portfolio's manner of investing or the instruments it may purchase will accompany appropriate disclosure to shareholders.

REQUIRED VOTE

  Approval of each investment policy proposal requires a Majority Vote of each Portfolio. The Board has considered various factors and believes that approval of these investment policy changes are in the best interest of each Portfolio and its shareholders. If these investment proposals are not approved by any Portfolio, that Portfolio's current fundamental investment policies will remain in effect.

THE BOARD OF THE FUND, INCLUDING A MAJORITY OF THE INDEPENDENT BOARD MEMBERS, RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" THE RECLASSIFICATION, MODIFICATION AND/OR ELIMINATION OF THE PORTFOLIOS' FUNDAMENTAL POLICIES AS DESCRIBED ABOVE.

PROPOSAL 3:

ALL PORTFOLIOS, CLASS A SHAREHOLDERS ONLY

TO AMEND THE TERMS OF THE PLAN OF DISTRIBUTION ADOPTED PURSUANT TO RULE 12B-1 UNDER THE 1940 ACT


  The Fund's Board has approved on behalf of each Portfolio an amendment to its current plan of distribution pursuant to Rule 12b-1 under the 1940
Act (the "Current Plan")*  to change the Current Plan with respect to Class
A shares into a "compensation" plan pursuant to Rule 12b-1 (the
"Proposed Plan"), subject to the approval of the Class A shareholders of each Portfolio. The continuance of the Current Plan was most recently approved by unanimous vote of the Board, including all members who are not interested persons, on June 10, 1997. The Proposed Plan was also approved on June 10, 1997, by the unanimous vote of the Board, including all directors who are not interested persons, at a meeting called for that purpose. A copy of each of the two forms of the Proposed Plan (one for equity Portfolios and one for fixed-income Portfolios) is attached as Exhibit E hereto.


  Currently, Smith Barney provides distribution services as the Fund's principal underwriter, for which it receives front-end sales charges applicable to purchases of Class A shares of the Fund. In addition, under the Current Plan, the Fund pays Smith Barney a service fee of up to 0.25% of the average daily net assets of the Portfolio's Class A shares. This fee reimburses Smith Barney for actual expenses incurred in any given year for shareholder services in respect of the Class A shares of each Portfolio. Under the Current Plan, any amounts received by Smith Barney in excess of the actual expenses incurred are returned to the Portfolio. The Current Plan with respect to Class A shares is commonly referred to as a "reimbursement" plan, although in contrast to many such plans the Current Plan does not carry forward amounts unreimbursed in any given year.

 Since the Current Plan was adopted, Smith Barney has incurred a significant amount of expenses in excess of the cumulative fees (as shown below) received from the Class A shares of each Portfolio (except the Emerging Markets Portfolio). It is proposed therefore that the Current Plan be amended so that Smith Barney would receive an annual fee equal to 0.25% of the average daily net assets of each Portfolio of the Fund attributable to Class A shares regardless of the actual expenses it has incurred in any given year.
In all other substantive respects, the Proposed Plan is identical to the Current Plan.
-----------

* The original plan of distribution pursuant to Rule 12b-1 was initially adopted by each Portfolio as follows: the Emerging Markets Portfolio on May 12, 1995, the European Portfolio on February 7, 1994, the Global Government Bond Portfolio on August 28, 1992, the International Balanced Portfolio on August 25, 1994, the International Equity Portfolio on October 16, 1992, and the Pacific Portfolio on February 7, 1994. It was most recently amended with respect to each Portfolio (except the Emerging Markets Portfolio) on November 7, 1994.

  Prior to approving the amendment of the Current Plan to change it into the Proposed Plan, the Fund's Board, including all directors who are not interested persons, reviewed detailed information relating to the Proposed Plan and consulted with independent counsel. Among other matters considered by the Fund's Board with respect to the Class A shares of the Fund were:

1. Smith Barney has, since the adoption of the Current Plan, incurred shareholder servicing costs with respect to its Class A shares that are greater than the payments it received under that Plan on behalf of each Portfolio except the Emerging Markets Portfolio. In approving the Proposed Plan, the Board was provided with the following amounts expended by Smith Barney and the amounts payable by the various Portfolios of the Fund on a cumulative basis for the five years ended December 31, 1996:

                                           AMOUNTS EXPENDED BY   AMOUNTS PAID
                                             SMITH BARNEY IN   BY THE PORTFOLIO
                                           CONNECTION WITH THE   WITH RESPECT
       PORTFOLIOS (INCEPTION DATE)            CURRENT PLAN     TO CLASS A SHARES
------------------------------------------ ------------------- -----------------
Emerging Markets (5-12-95)................         35,515             35,676
European (2-7-94).........................        174,198             59,869
Global Government(7-22-91)................      2,256,242          1,298,699
International Balanced (8-25-94)..........        448,656            102,550
International Equity (11-22-91)...........     11,822,413          4,514,755
Pacific (2-7-94)..........................        178,981             44,618

2. Under the Current Plan, which limits reimbursements to amounts expended, amounts expended by Smith Barney on an annual basis have not in each year exceeded those paid by the Portfolios although as demonstrated by the chart above, they have cumulatively done so except for Emerging Markets Portfolio.
    As more fully discussed below, the directors did not think that the year-to-year differences between amounts expended and amounts paid were as significant as the efforts made by Smith Barney to enhance its service capacity over the long term.

3. A portion of the amounts paid to Smith Barney under the Current Plan (and other plans of other funds) is paid to the Smith Barney financial consultants for shareholder servicing, including, but not limited to, responding to shareholder inquiries concerning their accounts and investments in shares of the Portfolios and assisting in processing purchase, exchange and redemption requests from shareholders. The remaining portion is retained by Smith Barney and is used to offset expenses incurred by retail branch offices in providing shareholder services. Such expenditures include salaries for sales assistants and retail sales executives, as well as general office overhead, such as rent payments and electricity. Other expenditures include the development and implementation of computer hardware and software and telecommunications infrastructures that enable Smith Barney better to service shareholders. The directors were concerned that the structure of the Current Plan as a reimbursement plan might operate to inhibit Smith Barney's efforts to make technological improvements or utilize innovations geared to providing shareholder services and more timely information.

4. An additional benefit of the Proposed Plan over a reimbursement plan, such as the Current Plan, is the facilitation of administration and accounting. Under reimbursement plans, all expenses must be specifically accounted for and attributed to the specific class of shares of a Portfolio in order to qualify for reimbursement. Although the Proposed Plan will continue to require quarterly reporting to the directors of the amounts accrued and paid under the Plan and of the expenses actually borne by Smith Barney, there will be no need to match specific expenses to reimbursements as required under the Current Plan. Thus, the accounting for the Proposed Plan would be simplified and the timing of when expenditures are to be made by Smith Barney would not be an issue. These considerations, combined with the fact that the expenses incurred by Smith Barney have in the case of all but the Emerging Markets Portfolio exceeded (and with respect to the Emerging Markets Portfolio, substantially equaled) the amounts reimbursed under the Current Plan, suggest that the costs and efforts associated with a reimbursement plan are unwarranted.



  Following its consideration, the Fund's Board, including all directors who are not interested persons, concluded that the fees payable by each Portfolio's Class A shares pursuant to its Proposed Plan were reasonable in view of the services provided by Smith Barney. The Fund's Board, including all directors who are not interested persons, determined that the implementation of the Proposed Plan would be in the best interests of each Portfolio's Class A shareholders and would have a reasonable likelihood of benefiting each Portfolio and its Class A shareholders. The Board, however, recognized that there was no assurance that the benefits sought pursuant to the Proposed Plan would be achieved or when or in what period of time the benefits might be realized.

  If this Proposal is not approved by the Class A shareholders of a Portfolio, the Current Plan will remain in effect for that Portfolio. The Board may also consider further action as may be appropriate, and Smith Barney has advised the Fund that, if the Proposed Plan is not approved, it may consider the development of a modified Proposed Plan for presentation to the Fund.

REQUIRED VOTE

  Approval of this Proposal with respect to a Portfolio requires a Majority Vote of its Class A shareholders. The Board has considered various factors and believes that approval of this proposal is in the best interest of each Portfolio and its Class A shareholders.

  THE BOARD OF THE FUND, INCLUDING A MAJORITY OF THE INDEPENDENT BOARD MEMBERS, RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" AMENDING THE TERMS OF THE 12B-1 PLAN.

PROPOSAL 4:

INTERNATIONAL BALANCED PORTFOLIO ONLY

TO APPROVE A SUBADVISORY AGREEMENT WITH SMITH BARNEY GLOBAL CAPITAL MANAGEMENT, INC.

  Mutual Management Corp. (formerly known as Smith Barney Mutual Funds Management Inc.) ("MMC") is currently investment manager to the International Balanced Portfolio (the "Portfolio") of the Fund pursuant to a management agreement entered into by the Fund on behalf of the Portfolio. In such capacity, MMC manages the day-to-day operations of the Portfolio, offering the Portfolio advice and assistance with respect to the acquisition, holding or disposal of securities, making recommendations with respect to other aspects and affairs of the Portfolio and furnishing the Portfolio with bookkeeping, accounting and administrative services, office space and equipment, and the services of the officers and employees of the Fund. In conjunction with these management responsibilities, MMC proposes to enter into a subadvisory agreement (the "Proposed Agreement") with Smith Barney Global Capital Management, Inc. ("Global Capital"), a U.S. registered investment adviser affiliated with Smith Barney. Currently, the international fixed-income assets of the Smith Barney Mutual Funds, including the Portfolio, are managed by individuals who work for both MMC and Global Capital.
While the same individuals will continue to make the day-to-day investment decisions for the Portfolio, all of such services with respect to international fixed-income securities will be allocated exclusively to the books and records of Global Capital. In addition, because MMC would pay a fee to Global
Capital for the subadvisory services from MMC's current management fee, the Proposed Agreement would not affect the total fees paid by the Portfolio.

 On September 10, 1997, the Board of the Fund, including a majority of independent Board members, unanimously approved the Proposed Agreement and agreed to submit the Proposed Agreement to shareholders of the Portfolio. A copy of the Proposed Agreement is attached as Exhibit F hereto.

  Global Capital, with its principal office located at 10 Piccadilly, London, England, is a wholly owned subsidiary of Smith Barney (Delaware) Inc., which is in turn, a wholly owned subsidiary of Salomon Smith Barney Holdings Inc., which is in turn, a wholly owned subsidiary of Travelers Group Inc. Each of Global Capital's parent companies is located at 388 Greenwich Street, New York, New York 10013. Global Capital was established in 1986 to provide investment research with respect to non-U.S. securities. This research complements other research on non-U.S. securities produced by MMC's U.S.-based research analysts and portfolio managers. Global Capital currently manages the portfolios of clients in the international securities markets, particularly in the fixed-income area and as of September 30, 1997, managed approximately U.S. $2.4 billion of assets. The executive officers of Global Capital are set forth in Exhibit G hereto. Officers or Directors of Global Capital who are also officers or directors of the Fund are as follows: Bruce D. Sargent, Victor S. Filatov, Simon R. Hildreth, Denis Mangan and Heath B. McLendon.

  Under the Proposed Agreement, Global Capital would act as an investment subadviser to MMC and the Portfolio, and would supply MMC with investment research information and portfolio management advice as MMC reasonably requests on behalf of the Portfolio. The services provided by Global Capital will also include the selection, acquisition, holding and disposal of securities with respect to issuers located outside the United States focusing primarily in the fixed-income area.

  THE PROPOSED AGREEMENT WOULD NOT INCREASE THE ADVISORY FEES PAID BY THE PORTFOLIO. MMC would pay Global Capital 0.35% of its monthly management fee of 0.85% with respect to the average daily net assets of the Portfolio.

  If approved by shareholders, the Proposed Agreement would take effect on the first day of the first month following approval and would continue in force for two years and from year to year thereafter, but only as long as its continuance was approved at least annually by (i) the vote, cast in person at a meeting called for the purpose, of a majority of the independent Board members and (ii) the vote of either a majority of the Board or by the vote of a majority of the outstanding shares of the Portfolio.

  The Proposed Agreement would be terminable on 60 days' written notice by either party and it would terminate automatically in the event of its assignment.

REQUIRED VOTE

  Approval of this Proposal requires a Majority Vote of the International Balanced Portfolio. The Board has considered various factors and believes that approval of this proposal is in the best interest of the Portfolio and its shareholders.

  THE BOARD OF THE FUND, INCLUDING A MAJORITY OF THE INDEPENDENT BOARD MEMBERS, RECOMMENDS THAT THE SHAREHOLDERS OF THE INTERNATIONAL BALANCED PORTFOLIO VOTE "FOR" THE PROPOSED AGREEMENT.

                            ADDITIONAL INFORMATION

  The name and address of each Portfolio's investment manager, subadviser, principal underwriter and administrator are set forth in Exhibit C hereto.

                      SUBMISSION OF SHAREHOLDER PROPOSALS

  The Portfolios do not hold regular shareholders meetings. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholders' meeting should send their written proposals to the Secretary of the Fund at the address set forth on the cover of this joint proxy statement. Proposals must be received at a reasonable time prior to the date of a meeting of shareholders to be considered for inclusion in the materials for a Portfolio's meeting. Timely submission of a proposal does not, however, necessarily mean that such proposal will be included.

                   SHAREHOLDERS' REQUEST FOR SPECIAL MEETING

  Shareholders holding at least 25% of the Fund's outstanding voting securities (as defined in the 1940 Act) may require the calling of a meeting of shareholders for the purpose of voting on the removal of any Board member of the Fund. Meetings of shareholders for any other purpose also shall be called by the Board members when requested in writing by shareholders holding at least 25% of the shares then outstanding.

                   OTHER MATTERS TO COME BEFORE THE MEETING

  The Portfolios do not intend to present any other business at the Meeting, nor are they aware that any shareholder intends to do so. If, however, any other matters are properly brought before the Meeting, the persons named in the accompanying proxy card(s) will vote thereon in accordance with their judgment.

January  , 1998

THE FUND WILL FURNISH, WITHOUT CHARGE, A COPY OF ITS MOST RECENT ANNUAL REPORT TO A SHAREHOLDER UPON REQUEST. ANY SUCH REQUEST SHOULD BE DIRECTED TO THE FUND BY CALLING (800) 473-6977 OR BY WRITING TO THE FUND, 388 GREENWICH STREET, NEW YORK, NEW YORK 10013.

                            ----------------------

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING ARE THEREFORE URGED TO COMPLETE, SIGN, DATE AND RETURN EACH PROXY AS SOON AS POSSIBLE IN THE ENCLOSED POSTAGE PAID ENVELOPE.

                                                                      EXHIBIT A

                          BOARD MEMBER COMPENSATION,
                         BOARD AND COMMITTEE MEETINGS

                                     AMOUNTS PAID DURING CALENDAR YEAR ENDED
                                    DECEMBER 31, 1997 FROM SMITH BARNEY MUTUAL
                                              FUNDS TO BOARD MEMBER
                                  ----------------------------------------------
                                                               TOTAL NUMBER
                                                               OF FUNDS FOR
                                                COMPENSATION  WHICH DIRECTOR
                                  COMPENSATION  FROM FUND AND SERVES WITHIN
                                  FROM FUND FUND COMPLEX*  FUND COMPLEX
                                  ------------- ------------- --------------
Victor K. Atkins.................    $11,946       $27,400           2
Abraham E. Cohen.................    $     0       $13,700           1
Robert A. Frankel................    $11,946       $65,900           8
Rainer Greeven...................    $11,346       $25,600           2
Susan M. Heilbron................    $11,946       $27,400           2
Heath B. McLendon................    $     0       $     0          41
Bruce D. Sargent.................    $     0       $     0           3
James M. Shuart..................    $11,346       $25,600           2

-----------

* Reflects amounts paid to Board member for the last complete Calendar Year of each Fund on whose Board the Board member sits.

Number of Board Meetings Held During Calendar Year Ended
  December 31, 1997......................................... 5
Number of Audit Committee Meetings Held During Calendar Year
  Ended December 31, 1997..............................      2
Number of Nominating Committee Meetings Held During Calendar
  Year Ended December 31, 1997.....................          1

                      EXECUTIVE OFFICERS OF THE FUND

                                                                      EXHIBIT B

                     NAME, AGE, PRINCIPAL OCCUPATION

               AND BUSINESS EXPERIENCE FOR THE PAST 5 YEARS

  HEATH B. McLENDON (64), Chairman of the Board, President and Chief Executive Officer. Managing Director of Smith Barney; Director of forty-one investment companies associated with Smith Barney; President of Mutual Management Corp. (the "Manager") and Travelers Investment Adviser, Inc. ("TIA"); Chairman of Smith Barney Strategy Advisers Inc. Prior to July 1993, Senior Executive Vice President of Shearson Lehman Brothers, Inc., Vice Chairman of Shearson Asset Management, Director of PanAgora Asset Management, Inc. and PanAgora Asset Management Limited.

  MAURITS E. EDERSHEIM (79), Chairman of the Fund and Advisory Director. Deputy Chairman of Smith Barney International Incorporated; Director and President of Amstel Hudson Management Corp. (offshore investment management); Director Esfinco NV (U.S. subsidiary of Spanish Construction Company). Formerly Deputy Chairman and Director of Drexel Burnham Lambert Incorporated, The Drexel Burnham Lambert Group Inc. and various of their subsidiaries.

  LEWIS E. DAIDONE (40), Senior Vice President and Treasurer. Managing Director of Smith Barney and Senior Vice President and Treasurer of forty-one investment companies associated with Smith Barney; Director and Senior Vice President of the Manager and TIA.

  BRUCE D. SARGENT (53), Vice President. Managing Director of Smith Barney and Vice President of the Manager; Director of three investment companies associated with Smith Barney.

  JAMES B. CONHEADY (61), Vice President and Investment Officer. Managing Director of Smith Barney. Formerly First Vice President of Drexel Burnham Lambert Incorporated.

  JEFFREY RUSSELL (39), Vice President and Investment Officer. Managing Director of Smith Barney. Formerly Vice President of Drexel Burnham Lambert Incorporated.

  REIN VAN DER DOES (57), Vice President and Investment Officer. Managing Director of Smith Barney. Formerly Vice President of Drexel Burnham Lambert Incorporated.

  SCOTT KALB (41), Vice President and Investment Officer. Managing Director of Smith Barney. Formerly Vice President of Drexel Burnham Lambert Incorporated.

  VICTOR S. FILATOV (46), Vice President and Investment Officer. Managing Director of Smith Barney, President and Director of Smith Barney Global Capital Management, Inc. Formerly Vice President of J.P. Morgan Securities Inc..

  SIMON R. HILDRETH (43), Vice President and Investment Officer. Senior Vice President of Smith Barney, Managing Director of Smith Barney Global Capital Management, Inc. Formerly Director of Mercury Asset Management Ltd.

  DENIS P. MANGAN (44), Vice President and Investment Officer. Vice President of Smith Barney Global Capital Management, Inc. Formerly Vice President of J.P. Morgan and Citibank.

  DONALD ELEFSON (38), Vice President and Investment Officer. Vice President of Smith Barney.

  DAVID S. ISHIBASHI (42), Vice President and Investment Officer. Vice President of Smith Barney.

  PHYLLIS ZAHORODNY (39), Investment Officer. Managing Director of Smith Barney. Formerly Managing Director of Shearson Lehman Advisors.

  CHRISTINA T. SYDOR (46), Secretary. Managing Director of Smith Barney and Secretary of forty-one investment companies associated with Smith Barney; Secretary and General Counsel of the Manager and TIA.

                                                                       EXHIBIT C

   NAMES AND ADDRESSES OF INVESTMENT MANAGER, SUBADVISER AND DISTRIBUTOR

INVESTMENT MANAGER

Mutual Management Corp.

388 Greenwich Street

New York, NY 10013

DISTRIBUTOR:

Smith Barney Inc.

388 Greenwich Street

New York, NY 10013

SUBADVISER FOR GLOBAL GOVERNMENT BOND PORTFOLIO

Smith Barney Global Capital Management, Inc.

10 Picadilly

London, W1V 0LH

England

                                                                      EXHIBIT D

  CURRENT TEXT OF THE PORTFOLIOS' FUNDAMENTAL INVESTMENT POLICIES SUBJECT TO
                    CHANGES AS DESCRIBED IN PROPOSAL 2

                                     INDEX

Emerging Markets Portfolio.................................................. D-2
European Portfolio.......................................................... D-2
Global Government Bond Portfolio............................................ D-1
International Balanced Portfolio............................................ D-2
International Equity Portfolio.............................................. D-2
Pacific Portfolio........................................................... D-2

  To the extent the text of each of your Portfolio's current fundamental investment policies is proposed to be modified by Proposal 2 of this Proxy Statement, such investment policy is followed in this Appendix D by a parenthetical referencing the sub-proposal in Proposal 2 which proposes to modify it. Please use these parenthetical references to compare each of your Portfolio's current fundamental investment policies with each of the policies as proposed to be adopted in Proposal 2 hereto.

THE GLOBAL GOVERNMENT BOND PORTFOLIO MAY NOT:

  1. Change its subclassification as an open-end fund.

  2. Change its subclassification as a non-diversified company (Subproposal
A).

  3. Invest more than 25% of its total assets in a particular industry, except that this limitation shall not apply to securities issued or guaranteed as to principal and interest by the U.S. government or any of its agencies or instrumentalities. (Subproposal C).

  4. Purchase any securities on margin, provided that the Portfolio may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities; except that it may make margin deposits in connection with futures contracts subject to Investment Restriction 14 below. (Subproposal H).

  5. Make short sales of securities or maintain a short position in securities unless at all times when a short position in securities is open, the Portfolio owns or has the right to obtain, at no added cost, securities identical to those sold short. (Subproposal H).

  6. Buy or sell real estate (including real estate limited partnerships) and real estate mortgage loans, commodities or commodity contracts, or issue senior securities; however, the Portfolio may invest in debt securities secured by real estate or interests therein or issued by companies that invest in real estate or interest therein, including real estate investment trusts, provided such securities are readily marketable, and may purchase or sell currencies (including forward currency contracts), futures contracts and related options generally as described in the Prospectus and the Portfolio's Statement of Additional Information and subject to Investment Restriction 14 below. (Subproposal I).

  7. Invest in securities of another investment company except as permitted by
Section 12(d)(1)(A) of the 1940 Act or as part of a merger, consolidation or acquisition. (Subproposal M).

  8. Have more than 15% of its total assets at any time invested in or subject to puts, calls or combinations thereof. (Subproposal P).

  9. Borrow money, except from banks for temporary or emergency purposes not in excess of 33- 1/3% of the value of the Portfolio's total assets. Whenever such borrowings exceed 5% of the value of the Portfolio's total assets, the Portfolio will not make any additional investments. This restriction shall not prevent the Portfolio from entering into reverse repurchase agreements, provided that reverse repurchase agreements and any other transactions constituting borrowing by the Portfolio may not exceed one-third of the Portfolio's total assets. In the event that the asset coverage for the Portfolio's borrowings falls below 300%, the Portfolio would reduce, within three days (excluding Saturdays, Sundays and holidays), the amount of its borrowings in order to provide for 300% asset coverage. (Subproposal D).

  10. Pledge, mortgage or hypothecate its assets other than (i) in connection with the investment strategies described in Investment Restriction 9 above;
(ii) to secure letters of credit solely for purposes of participating in a captive insurance company sponsored by the Investment Company Institute to provide fidelity and directors and officers liability insurance; or (iii) in connection with short sales and collateral arrangements with respect to options and futures contracts including deposits of initial and variation margin. (Subproposal E).

  11. Make loans, except the Portfolio may purchase debt obligations, enter into repurchase agreements and lend its securities. (Subproposal F).

  12. Acquire securities subject to restrictions on disposition or securities for which there is no readily available market; enter into repurchase agreements, or purchase time deposits or variable-amount master demand notes, if any of the foregoing have a term or demand feature of more than seven days; or purchase OTC options or set aside assets to cover OTC options written by the Portfolio if, immediately after and as a result, the value of such securities would exceed, in the aggregate, 10% of the Portfolio's total assets. (Subproposal J).

  13. Engage in the business of underwriting securities of other issuers, except to the extent that the disposal of an investment position may technically cause it to be considered an underwriter as that term is defined under the Securities Act of 1933, as amended (the "1933 Act"). (Subproposal
G).

  14. Enter into a Futures Contract or a commodity option other than for bona fide hedging purposes and, if, as a result thereof, more than 5% of the Portfolio's total assets (taken at market value at the time of entering into the contract or commodity option) would be committed to initial margin on futures contracts and premiums on commodity options all within the meaning of Regulation 4.5 of the Commodity Futures Trading Commission.

  15. Invest in companies for the purpose of exercising control or management. (Subproposal N).

THE INTERNATIONAL EQUITY PORTFOLIO, THE PACIFIC PORTFOLIO, THE EUROPEAN PORTFOLIO, THE INTERNATIONAL BALANCED PORTFOLIO AND THE EMERGING MARKETS PORTFOLIO EACH MAY NOT:

  1. Purchase the securities of issuers conducting their principal business activities in the same industry if immediately after a particular purchase the value of the Portfolio's investments in such industry would exceed 25% of the value of its total assets. (Subproposal C).

  2. (a) With respect to the International Equity Portfolio only, purchase the securities of any one issuer, if immediately after such purchase (i) more than 5%
of the value of the total assets of the Portfolio would be invested in securities of such issuer, provided that such limitation does not apply to the U.S. government, its agencies or instrumentalities or (ii) the Portfolio would own more than 10% of the outstanding voting securities of such issuer; (b) With respect to 75% of the value of the total assets of each of the European Portfolio and the Pacific Portfolio, purchase the securities of any one issuer, if immediately after such purchase (i) more than 5% of the value of the total assets of the Portfolio would be invested in securities of such issuer, provided that such limitation does not apply to the U.S. government, its agencies or instrumentalities or (ii) the Portfolio would own more than 10% of the outstanding voting securities of such issuer (under the 1940 Act, each Portfolio may not, under any circumstance, own more than 10% of the outstanding voting securities of an issuer); (c) With respect to 50% of the value of the total assets of the International Balanced Portfolio, purchase the securities of any one issuer, if immediately after such purchase (i) more than 5% of the value of the total assets of the Portfolio would be invested in securities of such issuer, provided that such limitation does not apply to the U.S. government, its agencies or instrumentalities or (ii) the Portfolio would own more than 10% of the outstanding voting securities of such issuer (under the 1940 Act, the Portfolio may not, under any circumstance, own more than 10% of the outstanding voting securities of an issuer); (d) With respect to 50% of the value of the total assets of the Emerging Markets Portfolio, purchase the securities of any one issuer, if immediately after such purchase more than 5% of the value of the total assets of the Portfolio would be invested in securities of such issuer, provided that such limitation does not apply to the U.S. government, its agencies or instrumentalities; (e) with respect to the Emerging Markets Portfolio, purchase more than 10% of the outstanding voting securities of any issuer. (Subproposal A).

  3. Invest in real estate or real estate mortgage loans, real estate limited partnerships, commodities or commodity contracts, or interests in oil, gas and/or mineral exploration or development programs (including mineral leases), except for purchases of currencies and futures and options and other related contracts as described in the Prospectus from time to time and except for the purchase of marketable securities issued by companies that have such interests. (Subproposals I and O).

  4. Purchase securities of any other registered investment company, except in connection with a merger, consolidation, reorganization or acquisition of assets; provided, however, that each of the European, Pacific, International Balanced and Emerging Markets Portfolios may also purchase shares of other investment companies pursuant to Section 12(d)(1)(A) of the 1940 Act. (Subproposal M).

  5. Make investments in securities for the purpose of exercising control over or managing the issuer. (Subproposal N).

  6. Make loans, except, to the extent any of such transactions may be deemed to be loans, for: (a) the purchase of publicly distributed debt securities,
(b) entry into repurchase agreements or (c) the lending of its securities. (Subproposal F).

  7. Purchase securities of any issuer (including any predecessor) which has been in operation for less than three years if immediately after such purchase more than 5% of the value of the total assets of the Portfolio would be invested in such securities. (Subproposal K).

  8. Sell securities short, unless at all times when a short position is open the Portfolio owns an equal amount of the securities, or of securities convertible into, or exchangeable without payment of any further consideration for, securities, of the same issue as the securities sold short. (Subproposal
H).

  9. Issue securities senior to its common stock or borrow money, except that the Portfolio may borrow money from banks to provide greater liquidity or to make additional portfolio investments so long as the aggregate amount borrowed does not exceed 10% of the value of the European Portfolio's total assets (including the proceeds of the borrowing) or 25% of the value of each of the International Equity Portfolio's, the Pacific Portfolio's, the International Balanced Portfolio's or the Emerging Markets Portfolio's total assets, as the case may be, (including the proceeds of the borrowing) immediately after the borrowing and so long as the Portfolio maintains asset coverage ratios as specified in the 1940 Act. This restriction shall not prevent a Portfolio from entering into reverse repurchase agreements, provided that reverse repurchase agreements and any transactions constituting borrowing by the Portfolio may not exceed one-third of the Portfolio's total assets. (Subproposals B and D).

  10. Mortgage or pledge any assets, except to secure borrowings permitted under the previous restriction. (Subproposal E).

  11. Purchase the securities of an issuer if, at the time of such purchase, one or more of the directors or officers of the Fund or the investment adviser individually owns beneficially more than 0.5% of the outstanding securities of such issuer and together such trustees, directors and officers owning more than 0.5% own beneficially more than 5% of such securities. (Subproposal L).

  12. Purchase a security which is not readily marketable, which is subject to legal or contractual restrictions, including repurchase agreements and interest rate swaps having more than seven days remaining to maturity, if, as a result, more than 5% of total assets with respect to the International Equity Portfolio and more than 15% of total assets with respect to each of the Pacific Portfolio, the European Portfolio, the International Balanced Portfolio and the Emerging Markets Portfolio would consist of such securities; provided that each of the Pacific, European, and International Balanced Portfolios will not invest more than 5% of its assets in securities that are restricted from sale to the public until they have been registered under the 1933 Act; or act as an underwriter, except in connection with the resale of portfolio securities. (Subproposals J and G).

  13. Purchase any securities on margin, provided that the Portfolio may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities and except that it may make margin deposits in connection with futures contracts. (Subproposal H).

                                                                 EXHIBIT E

           AMENDED PLAN OF DISTRIBUTION PURSUANT TO RULE 12B-1

                                    OF

                      SMITH BARNEY WORLD FUNDS, INC.

                        [NAME OF EQUITY PORTFOLIO]

  This Amended Plan of Distribution (the "Plan") is adopted in accordance with Rule 12b-1 under the Investment Company Act of 1940 (the "Act") by Smith Barney World Funds, Inc. (the "Fund") on behalf of the [Name of Equity Portfolio] (the "Portfolio"), subject to the following terms and conditions:

  1. With respect to Class A, Class B and Class C shares, the Portfolio shall pay to Smith Barney Inc. ("Smith Barney") a service fee at the annual rate of 0.25% of the average net assets of each such class. With respect to Class B and Class C shares, the Portfolio shall pay to Smith Barney an asset-based sales charge at the annual rate of 0.75% of the average net assets of each such class. Amounts payable by each class shall be calculated and accrued daily and paid monthly or at such other intervals as the Board of Directors shall determine.

  2. The amount payable by a particular class as set forth in paragraph 1 of the Plan may be spent by Smith Barney on the following types of activities or expenses: (1) compensation to Financial Consultants whose clients are shareholders of the class; (2) the pro rata share of other employment costs of such Financial Consultants based on their gross production credits (e.g., FICA, employee benefits, etc.); (3) employment expenses of home office personnel primarily responsible for distribution of the class shares and for providing service to the class' shareholders; (4) the pro rata share of branch office fixed expenses (including branch overhead allocations); (5) media advertising or promotion; (6) printing costs of marketing materials, including prospectuses, sales literature, communications to shareholders and advertisements (including the creative costs associated therewith); (7) payments to other Broker/Dealers and (8) interest and/or carrying charges. In addition, for purposes of paragraph 1 hereof, asset-based sales charges and shareholder servicing expenses and the activities of Smith Barney carried out in respect thereof shall be interpreted in a manner consistent with Section 26(d) of the Rules of Fair Practice of the National Association of Securities Dealers.

  3. The Plan shall become effective upon its execution by an authorized officer of the Fund following its approval by votes of a majority of both (a) the Board of Directors of the Fund and (b) those directors of the Fund who are not "interested persons" of the Fund (as defined in the Act) and have no direct or indirect financial interest in the operation of the Plan or any agreements related to it (the "Independent Directors"), cast in person at a meeting (or meetings) called for the purpose of voting on the Plan or any related agreements (the "Effective Date").

  4. The Plan and any related agreements shall remain in effect for one year from its Effective Date and may be continued thereafter if it is approved each year by the votes set forth in the preceding paragraph.

  5. Smith Barney shall provide to the Board of Directors of the Fund and the Board of Directors shall review, at least quarterly, a written report of the amounts so expended for each class and the purposes for which such expenditures were made.

  6. The Plan may be terminated with respect to a class at any time by vote of a majority of the Independent Directors or by a vote of a majority of the outstanding voting securities of the class.

  7. The Plan may not be amended to increase materially the amount payable by a class in accordance with paragraph 1 hereof unless such amendment is approved by a "vote of a majority of the outstanding voting securities" of the class, which is defined as the vote of the lesser of (1) 67% or more of the shares present at the meeting, if the holders of more than 50% of the outstanding shares of the class are present or represented by proxy or (2) more than 50% of the outstanding shares of the class. No material amendment to the Plan shall be made unless approved in the manner provided for initial approval in paragraph 3 hereof.

  8. While the Plan is in effect, the selection and nomination of directors who are not interested persons (as defined in the Act) of the Fund shall be committed to the discretion of the directors who are not interested persons.

  9. The Fund shall preserve copies of the Plan and any related agreements and all reports made pursuant to paragraph 5 hereof, for a period of not less than six years from the date of the Plan, or such agreement or such report, as the case may be, the first two years in an easily accessible place.

  IN WITNESS THEREOF, the Fund has executed this Amended Plan of Distribution on the day and year set forth below in New York, New York.

DATED:                   , 1998

                                          SMITH BARNEY WORLD FUNDS, INC.

                                          By:
                                              ---------------------------------

                                                Heath B. McLendon

                                                Chairman

           AMENDED PLAN OF DISTRIBUTION PURSUANT TO RULE 12B-1

                                    OF

                      SMITH BARNEY WORLD FUNDS, INC.

                     [NAME OF FIXED-INCOME PORTFOLIO]

  This Amended Plan of Distribution (the "Plan") is adopted in accordance with Rule 12b-1 under the Investment Company Act of 1940 (the "Act") by Smith Barney World Funds, Inc. (the "Fund") on behalf of the [Name of Fixed-Income Portfolio] (the "Portfolio"), subject to the following terms and conditions:

  1. With respect to Class A, Class B and Class C shares, the Portfolio shall pay to Smith Barney Inc. ("Smith Barney") a service fee at the annual rate of 0.25% of the average net assets of each such class. With respect to Class B shares, the Portfolio shall pay to Smith Barney an asset-based sales charge at the annual rate of 0.50% of the average net assets of such class. With respect to Class C shares, the Portfolio shall pay to Smith Barney an asset-based sales charge at the annual rate of 0.45% of the average net assets of such class. Amounts payable by each class shall be calculated and accrued daily and paid monthly or at such other intervals as the Board of Directors shall determine.

  2. The amount payable by a particular class as set forth in paragraph 1 of the Plan may be spent by Smith Barney on the following types of activities or expenses: (1) compensation to Financial Consultants whose clients are shareholders of the class; (2) the pro rata share of other employment costs of such Financial Consultants based on their gross production credits (e.g., FICA, employee benefits, etc.); (3) employment expenses of home office personnel primarily responsible for distribution of the class shares and for providing service to the class' shareholders; (4) the pro rata share of branch office fixed expenses (including branch overhead allocations); (5) media advertising or promotion; (6) printing costs of marketing materials, including prospectuses, sales literature, communications to shareholders and advertisements (including the creative costs associated therewith); (7) payments to other Broker/Dealers and (8) interest and/or carrying charges. In addition, for purposes of paragraph 1 hereof, asset-based sales charges and shareholder servicing expenses and the activities of Smith Barney carried out in respect thereof shall be interpreted in a manner consistent with Section 26(d) of the Rules of Fair Practice of the National Association of Securities Dealers.

  3. The Plan shall become effective upon its execution by an authorized officer of the Fund following its approval by votes of a majority of both (a) the Board of Directors of the Fund and (b) those directors of the Fund who are not "interested persons" of the Fund (as defined in the Act) and have no direct or indirect financial interest in the operation of the Plan or any agreements related to it (the "Independent Directors"), cast in person at a meeting (or meetings) called for the purpose of voting on the Plan or any related agreements (the "Effective Date").

  4. The Plan and any related agreements shall remain in effect for one year from its Effective Date and may be continued thereafter if it is approved each year by the votes set forth in the preceding paragraph.

  5. Smith Barney shall provide to the Board of Directors of the Fund and the Board of Directors shall review, at least quarterly, a written report of the amounts so expended for each class and the purposes for which such expenditures were made.

  6. The Plan may be terminated with respect to a class at any time by vote of a majority of the Independent Directors or by a vote of a majority of the outstanding voting securities of the class.

  7. The Plan may not be amended to increase materially the amount payable by a class in accordance with paragraph 1 hereof unless such amendment is approved by a "vote of a majority of the outstanding voting securities" of the class, which is defined as the vote of the lesser of (1) 67% or more of the shares present at the meeting, if the holders of more than 50% of the outstanding shares of the class are present or represented by proxy or (2) more than 50% of the outstanding shares of the class. No material amendment to the Plan shall be made unless approved in the manner provided for initial approval in paragraph 3 hereof.

  8. While the Plan is in effect, the selection and nomination of directors who are not interested persons (as defined in the Act) of the Fund shall be committed to the discretion of the directors who are not interested persons.

  9. The Fund shall preserve copies of the Plan and any related agreements and all reports made pursuant to paragraph 5 hereof, for a period of not less than six years from the date of the Plan, or such agreement or such report, as the case may be, the first two years in an easily accessible place.

  IN WITNESS THEREOF, the Fund has executed this Amended Plan of Distribution on the day and year set forth below in New York, New York.

DATED:                   , 1998

                                          SMITH BARNEY WORLD FUNDS, INC.

                                          By:
                                             ----------------------------------

                                                Heath B. McLendon

                                                Chairman

                                                                 EXHIBIT F

                  SMITH BARNEY GLOBAL CAPITAL MANAGEMENT

                      FORM OF SUBADVISORY AGREEMENT

  AGREEMENT made as of               , 1998 by and between Smith Barney World
Funds, Inc. (the "Fund") on behalf of the International Balanced Portfolio (the "Portfolio"), Smith Barney Mutual Funds Management Inc., a Delaware corporation (hereinafter called the "Manager") and Smith Barney Global Capital Management, Inc., a Delaware corporation (hereinafter called the "Subadviser").

  WITNESSETH:

  WHEREAS, the Fund and the Manager each desires to retain the services of the Subadviser with respect to the selection, acquisition, holding and the disposal of the non-U.S. fixed-income securities and investments of the Portfolio,

  WHEREAS, the Subadviser is registered as an investment adviser under the Investment Advisers Act of 1940 and is regulated by the Investment Management Regulatory Organization Limited ("IMRO"), and

  WHEREAS, the Subadviser is willing to perform such services on the terms and conditions hereinafter set forth:

  NOW, THEREFORE, in consideration of the mutual covenants herein contained, it is agreed as follows:

  1. The Subadviser, at its own expense, undertakes to afford to the Manager the advice and assistance of its organization with respect to the selection, acquisition, holding and the disposal of the non-U.S. fixed-income securities and investments in connection with the Manager's function so as to enable the Manager to fulfill its obligations as investment manager to the Portfolio pursuant to its management agreement with the Fund dated July 10, 1994. The Subadviser shall continuously advise with respect to the Portfolio's assets in a manner consistent with the investment objective and policies of such Portfolio.

  Subject to the general supervision of the Board of Directors of the Fund and the Manager, the Subadviser shall: (a) determine the non-U.S. fixed-income securities and investments to be purchased, sold or otherwise disposed of by the Portfolio and the timing of such purchases, sales and dispositions; (b) take such further action, including the placing of purchase and sale orders on behalf of the Portfolio, as it shall deem necessary or appropriate; and (c) furnish to, or place at the disposal of, the Fund or the Manager such of the information, evaluations, analyses and opinions formulated or obtained by it in the discharge of its duties as the Fund or the Manager may, from time to time, reasonably request.

  2. The Subadviser shall, at its own expense, maintain such staff and employ or retain such personnel and consult with such other persons as it shall from time to time determine to be necessary or useful in the performance of its obligations under this Agreement. Such persons employed or otherwise retained by the Subadviser shall furnish statistical and other factual data, advice regarding economic factors and trends and such other information, advice and assistance as the Subadviser may desire. The Subadviser shall maintain such books and records as may be required to be maintained by the Subadviser under the Investment Company Act of 1940. All such records so maintained shall be made available to the Fund or the Manager, upon request by the Fund or the Manager.

  3. The Manager will, from time to time, furnish or otherwise make available to the Subadviser such financial reports, proxy statements and other information relating to the business and affairs of the Portfolio as the Subadviser may reasonably require in order to discharge its duties and obligations hereunder or to comply with any applicable law and regulations.

  4. The Subadviser shall bear the cost of rendering the investment advisory services to be performed by it under this Agreement, and shall, at its own expense, pay the compensation of the officers and employees, if any, of the Fund, employed by the Subadviser, and such clerical help and bookkeeping services as the Subadviser shall reasonably require in performing its duties hereunder.

  5. The services of the Subadviser to the Manager are not to be deemed exclusive, the Subadviser being free to render services to others and to engage in other activities.

  6. The Manager shall pay the Subadviser for its services hereunder a fee at the annualized rate of 0.35% of the Portfolio's average daily net assets determined in accordance with the Prospectus. The fee shall be computed daily and paid monthly to the Subadviser.

  7. This Agreement shall automatically terminate, without the payment of any penalty, in the event of its assignment or in the event of the termination of the management agreement between the Fund on behalf of the Portfolio and the Manager, provided that such termination shall not relieve either party of any liability incurred hereunder. The term "assignment" for this purpose shall have the meaning defined in Section 2(a)(4) of the Investment Company Act of 1940.

  8. This Agreement may be terminated at any time, without the payment of any penalty, by (a) the Board of Directors of the Fund, the Manager or a vote of a majority of the outstanding voting securities of the Portfolio as defined in the Investment Company Act of 1940, upon 60 days' written notice addressed to the Subadviser at its principal place of business or (b) the Subadviser upon 60 days' written notice addressed to the Manager at its principal place of business.

  9. This Agreement shall continue in effect for a period of two years from the date of its execution and thereafter for successive annual periods, provided that such continuance is specifically approved annually by a majority of the Board of Directors who are not interested persons of the parties hereto as defined in the Investment Company Act of 1940 and either (a) the Board of Directors or (b) the vote of a majority of the outstanding voting securities of the Portfolio, as defined in the Investment Company Act of 1940.

  10. The Subadviser assumes no responsibility under this agreement other than to render the services called for hereunder in good faith and shall not be responsible for any action of the Fund in following or declining to follow any advice or recommendation of the Subadviser. In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of the Subadviser, the Subadviser shall not be subject to liability to the Manager or to the Fund or to any shareholder of the Fund for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security.

  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed on the date first above written by their officers thereunto authorized.

                                          SMITH BARNEY WORLD FUNDS, INC. ON
                                          BEHALF OF THE INTERNATIONAL BALANCED
                                          PORTFOLIO

                                          By:_

                                          SMITH BARNEY MUTUAL FUNDS

                                          MANAGEMENT INC.

                                          By:_

                                          SMITH BARNEY GLOBAL CAPITAL
                                          MANAGEMENT, INC.

                                          By:_

                                                                 EXHIBIT G

                     DIRECTORS AND EXECUTIVE OFFICERS

             OF SMITH BARNEY GLOBAL CAPITAL MANAGEMENT, INC.

            NAME, PRINCIPAL OCCUPATION AND BUSINESS EXPERIENCE

                         FOR THE PAST FIVE YEARS

  ROBERT DRUSKIN, Director. Chief Administrative Officer of Smith Barney; Chief Administrative Officer of Salomon Brothers Inc.

  JOSEPH P. HORNE, Director. Managing Director of Smith Barney.

  BRUCE D. SARGENT, Director and Chairman. Managing Director of Smith Barney; Vice President of Mutual Management Corp.; Director of three investment companies associated with Smith Barney.

  VICTOR S. FILATOV, President, Chief Investment Officer and Director. Managing Director of Smith Barney, Vice President and Investment Officer of Smith Barney World Funds, Inc. Formerly Vice President of J.P. Morgan Securities Inc.

  SIMON R. HILDRETH, Senior Vice President and Director. Senior Vice President of Smith Barney, Vice President and Investment Officer of Smith Barney World Funds, Inc. Formerly Director of Mercury Asset Management Ltd.

  DENIS MANGAN, Senior Vice President and Director. Vice President and Investment Officer of Smith Barney World Funds, Inc. Formerly Vice President of J.P. Morgan and Citibank.

  ALAN J. HAIG, Senior Vice President and Director. Formerly Director of Statchase Limited and Finance Director of International Financial Markets Trading Limited.

  A. GEORGE SAKS, Director and Secretary. Executive Vice President, Secretary and Chief Legal Officer of Smith Barney.

                                                              ANNEX I

                5% BENEFICIAL OWNERS AS OF JANUARY 6, 1998


								Amount of
Portfolio			Name and Address			Beneficial	Percent
and Class		of Beneficial Owner			Ownership	of Class
---------------------------------------------------------------------------------------------------------------------
International Equity	Bost & Co.				1,047,571	 5.06%
Portfolio - Class A	Mutual Fund Operations
			PO Box 3198
			Pittsburg, PA  15230-3198

International Equity	Smith Barney Concert Series, Inc.		4,832,852	30.22%
Portfolio - Class Y	High Growth Portfolio
			PNC Bank NA
			Attn.: Beverly Timson
			200 Stevens Drive, Suite 440
			Lester, PA  19113-1522

International Equity	Smith Barney Concert Series, Inc.		3,299,495	20.63%
Portfolio - Class Y	Growth Portfolio
			PNC Bank, N.A.
			Attn.: Beverly Timson
			200 Stevens Drive, Suite 440
			Lester, PA  19113-1522

International Equity	Wachovia Bank of			2,378,217	14.87%
Portfolio - Class Y	North Carolina N.A
			Successor Trustee U/A DRD 7-1-95
			For USAA Savings & Investment Plan
			Attn.: Mutual Funds MC: NC-31051
			301 North Main Street
			Winston-Salem, NC  27150


International Equity	Wachovia Bank of North Carolina		2,061,045	12.89%
Portfolio - Class Y	TTEE, USAA Retirement Trust
			Smith Barney International Equity
			Attn.: Mutual Funds MC: NC-31051
			301 North Main Street
			Winston-Salem, NC  27150


International Equity	Citibank NA TEE			6,129,443	99.94%
Portfolio - Class Z	Travelers Group Master Trust
			Smith Barney 401K Savings Plan
			111 Wall Street
			20th Floor - Attn: N. Kronenberg
			New York, NY  10043

International Balanced 	Mr. Ernest H. Lorch			  14,570 	 5.60%
Portfolio - Class C	200 East End Avenue
			New York, NY  10128-7831

International Balanced	Smith Barney Concert Series, Inc.		2,962,424	79.21%
Portfolio - Class Y	Balanced Portfolio
			PNC Bank, NA
			Attn.: Beverly Timson
			200 Stevens Drive, Suite 440
			Lester, PA 19113-1522

International Balanced	Smith Barney Concert Series, Inc.	  	413,324		11.05%
Portfolio - Class Y	Conservative Portfolio
			PNC Bank, NA
			Attn.: Beverly Timson
			200 Stevens Drive, Suite 440
			Lester, PA 19113-1522

International Balanced 	Smith Barney Concert Series, Inc.	   	324,418		 8.68%
Portfolio - Class Y	Select Balanced Portfolio
			PNC Bank, NA
			Attn.: Beverly Timson
			200 Steven Drive, Suite 440
			Lester, PA 19113-1522


Pacific Portfolio 		Clyde Pitchford TTEE		 	14,330		 5.78%
Class A			FBO The Miller Survivor's
			Trust U/A/D 9/8/75
			595 Market Street Suite 1470
			San Francisco, CA 94105-2821

Pacific Portfolio		Michael F. Konak			 13,520		 5.46%
Class A			Holanda 337, D-805
			Santiago, Chile

Global Government Bond	SRS. of Providence Community		500,318 		 6.50%
Portfolio - Class A	Support Trust- Intl Inv
			Generalate - Finance Office
			Ones Hall
			St Mary of the W IN 47876-1096

Global Government Bond	Richard J. Horbal & Linda		39,301		14.81%
Portfolio -  Class C	Horbal TTEES FBD Richard J.
			Horbal MD PC EMP. Retirement
			Plan UAD 12/01/82
			4196 Old Pine Trail
		 	Midland, MI 48642-8892

Global Government Bond	Smith Barney Concert Series, Inc.		1,747,520	72.49%
Portfolio - Class Y	Balanced Portfolio
			PNC Bank, NA
			Attn.: Beverly Timson
			200 Stevens Drive, Suite 440
			Lester, PA 19113-1522



Global Government Bond 	Smith Barney Concert Series,  Inc.		441,166		18.30%
Portfolio - Class Y	Conservative Portfolio
			PNC Bank, NA
			Attn.: Beverly Timson
			200 Steven Drive, Suite 440
			Lester , PA 19113-1522

Global Government Bond	Smith Barney Concert Series, Inc. 		178,476		7.40%
Portfolio - Class Y 	Select Balanced Portfolio
			PNC Bank, NA
			Attn.: Beverly Timson
			200 Steven Drive, Suite 440
			Lester, PA 19113-1522


                              FORM OF PROXY CARD

                      PLEASE VOTE THIS PROXY CARD TODAY!
                                                  -----
                         YOUR PROMPT RESPONSE WILL SAVE
                      THE EXPENSE OF ADDITIONAL MAILINGS.

           NOTE:  YOUR PROXY IS NOT VALID UNLESS IT IS SIGNED BELOW.
           -----  --------------------------------------------------

           Please fold and detach card at perforation before mailing.

PORTFOLIO NAME PRINTS HERE
MEETING TIME PRINTS HERE

                                       PROXY SOLICITED BY THE BOARD OF DIRECTORS
The undersigned holder of shares of the Fund referenced above hereby appoints Heath B. McLendon, Christina T. Sydor and Nancy W. Le Donne attorneys with full powers of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of the Fund that the undersigned is entitled to vote at the Special Meeting of Shareholders of the Fund to be held at the offices of the Fund, 388 Greenwich Street, New York, New York, on March 30, 1998 at the time indicated above and at any adjournments thereof. The undersigned hereby acknowledges receipt of the Notice of Special Meeting and Proxy Statement dated January __, 1998 and hereby instructs said attorneys and proxies to vote said shares as indicated herein. A majority of the proxies present and acting at the Special Meeting in person or by substitute (or, if only one shall be present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.


                              Date:_________________ 1998

                                             PLEASE SIGN IN BOX BELOW
                              Please sign exactly as your name appears on this Proxy. If joint owners, EITHER may sign the Proxy. When signing as attorney, executor, administrator, trustee, guardian or corporate officer, please give your full title.


                              Signature(s) Title(s), if applicable

                       PLEASE VOTE THIS PROXY CARD TODAY!
                                                   -----
                         YOUR PROMPT RESPONSE WILL SAVE
                      THE EXPENSE OF ADDITIONAL MAILINGS.

    NOTE:  YOUR PROXY IS NOT VALID UNLESS IT IS SIGNED ON THE REVERSE SIDE.
    -----  ----------------------------------------------------------------

           Please fold and detach card at perforation before mailing.

1. To elect Directors of the Fund.
   Victor K. Atkins; Abraham E. Cohen; Robert A. Frankel; Rainer Greeven; Susan M. Heilbron; Heath B. McLendon; Bruce D. Sargent; James M. Shuart


          FOR ALL            FOR ALL EXCEPT                  WITHHOLD ALL
                             AS MARKED BELOW
           [  ]                  [  ]                            [  ]   1.

TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, PRINT THAT NOMINEE'S NAME ON THE LINE BELOW.

--------------------------------------------------------------------------------

2. To approve or disapprove the reclassification, modification and/or elimination of certain fundamental investment policies.



(2A) Diversification                          (2I) Real Estate or Commodities     (2O) Oil, Gas or Other Mineral
(2B) Senior Securities                         (2J) Restricted and Illiquid                 Exploration
(2C) Industry Concentration                              Securities                     (2P) Puts and Calls
(2D) Borrowing                                    (2K) Unseasoned Issuers
(2E) Pledging Assets                          (2L) Management's Ownership   of
(2F) Lending                                        Portfolio Securities
(2G) Underwriting of Securities                  (2M) Securities of Other
(2H) Margins and Short Sales                        Investment Companies
                                                (2N) Exercising Control or
                                                         Management

FOR ALL EXCEPT                   FOR ALL                 ABSTAIN ALL
AS MARKED BELOW
    [  ]                          [  ]                        [  ]  2.

TO VOTE AGAINST A PARTICULAR PROPOSED CHANGE, APPLICABLE TO YOUR FUND, WRITE THE SUB-PROPOSAL NUMBER ON THE LINE BELOW.
_______________________________________________________________________________

3. (For Class A shareholders only) To amend the terms of the Plan of Distribution Adopted Pursuant to Rule 12b-1 under the Investment Company Act of 1940.



            FOR                     AGAINST                      ABSTAIN
           [   ]                     [   ]                        [   ]     3.


4. (For the International Balanced Portfolio only) To approve a Subadvisory Agreement with Smith Barney Global Capital Management, Inc.


            FOR                     AGAINST                      ABSTAIN
           [   ]                     [   ]                        [   ]      4.


5. To transact such other business as may properly come before the meeting or any adjournment thereof.

           FOR                     AGAINST                      ABSTAIN
          [  ]                          [  ]                        [  ]      5.